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                                                                  Exhibit 10.31


                                                                  EXECUTION COPY


               NORTH AMERICAN TERMINATION AND TRANSITION AGREEMENT

                                 BY AND BETWEEN

                               GENZYME CORPORATION

                                       AND

                                      WYETH

                               ACTING THROUGH ITS

                         WYETH PHARMACEUTICALS DIVISION


                                NOVEMBER 3, 2004


                                  CONFIDENTIAL

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               NORTH AMERICAN TERMINATION AND TRANSITION AGREEMENT

THIS NORTH AMERICAN TERMINATION AND TRANSITION AGREEMENT (THE "AGREEMENT") is entered into as of November 3, 2004 (the "SIGNING DATE") by and between Genzyme Corporation, a Massachusetts corporation ("GENZYME"), and Wyeth, a Delaware corporation, acting through its Wyeth Pharmaceuticals division ("WYETH"). Unless the context clearly requires otherwise, all references to Genzyme and Wyeth shall include any predecessor entity thereto that was a party to the Synvisc Agreements (defined below), including Biomatrix, Inc. ("BIOMATRIX"), in the case of Genzyme, and American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories Division ("AHP"), in the case of Wyeth. Genzyme and Wyeth are referred to individually as a "Party" and collectively as the "Parties."

                                    RECITALS

        WHEREAS, Genzyme and Wyeth are parties to the Synvisc Agreements (defined below) regarding the development, supply and marketing of intra-articular treatments of osteoarthritis by viscosupplementation;

        WHEREAS, the Parties now desire to terminate the Synvisc Agreements;

        WHEREAS, Wyeth desires to transfer or license to Genzyme, in some cases, and revert back to Genzyme, in other cases, and Genzyme desires to acquire or license from Wyeth, all of Wyeth's right, title and interest in and to certain of Wyeth's assets relating to the Synvisc Products (defined below); and

        WHEREAS, Genzyme desires to obtain performance of specified transitional services from Wyeth, and Wyeth is willing to perform such services for Genzyme.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained in this Agreement, the Parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

        The following terms, when capitalized, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined) as used in this Agreement:

        1.1 "AFFILIATE" means, with respect to any person, any person which, directly or indirectly through the ownership of equity securities or through other arrangements, either controls, or is controlled by or is under common control with, such person. A person shall be deemed to be in control of another entity if it owns or controls at least fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); PROVIDED, HOWEVER, that a person shall not be deemed to be in control of an entity in which a person owns a majority of the ordinary voting power to elect a majority of the board of directors


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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or other governing board but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect. As used in this Section 1.1, the term "person" shall mean any individual, corporation, partnership, trust, unincorporated organization or a government or any agency or political subdivision thereof.

        1.2     "BENEFIT ARRANGEMENT" means the arrangements referenced in
Section 6.1(b).

        1.3     "CAUSE" shall have the meaning set forth in Section 6.2(b)(ii).

        1.4     "CODE" means the Internal Revenue Code of 1986, as amended.

        1.5 "CUMULATIVE NET SALES" means the aggregate amount of Synvisc Net Sales during the Term.

        1.6     "EMPLOYEES" means those individuals as set forth on
SCHEDULE 1.6.

        1.7     "EMPLOYEE PLANS" shall have the meaning set forth in Section
6.1(a).

        1.8 "ENCUMBRANCE" means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, equitable interest, claim, preference, right of possession, lease, license, encroachment, covenant, infringement, interference, order, right of first refusal, defect, reservation, limitation, impairment, imperfection of title, condition or restriction of any nature, including any restriction on the transfer of any asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset; except any of the foregoing or other matters, individually and in the aggregate, that are not materially adverse to, or materially interfere with, the use of the asset as they are currently or contemplated to be used or their adequacy for such use. "Encumbered" has a correlative meaning.

        1.9 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        1.10 "ERISA AFFILIATE" means, with respect to any entity, any other entity which, together with such entity, would be treated as a single employer under Section 414 of the Code.

        1.11 "FDA" means the United States Food and Drug Administration, or any successor agency thereto.

        1.12 "GENZYME COLLABORATION IP" means any and all intellectual property rights licensed to Wyeth pursuant to the terms of the Synvisc Agreements.

        1.13 "GENZYME CONFIDENTIAL INFORMATION" means any (a) Information and other information and materials furnished to Wyeth by Genzyme pursuant to the Synvisc Agreements or this Agreement; (b) Information relating solely to the Synvisc Products, which Information was developed by or on behalf of Wyeth in the course of the collaboration under the Synvisc Agreements; and (c) provisions of this Agreement that are the subject of an effective order of the


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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U.S. Securities and Exchange Commission granting confidential treatment pursuant to the Securities Act of 1934, as amended.

        1.14    "GENZYME'S SAVINGS PLAN(S)" shall have the meaning set forth in
Section 6.3(c).

        1.15 "GENZYME'S SPENDING ACCOUNT PLAN" shall have the meaning set forth in Section 6.3(h).

        1.16    "GENZYME'S WELFARE PLANS" shall have the meaning set forth in
Section 6.3(d).

        1.17 "GOVERNMENT CONTRACTS" means the contracts between Wyeth or its Affiliates and governmental agencies with respect to Synvisc Products as set forth on SCHEDULE 1.17.

        1.18 "HSR ACT" means the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

        1.19 "INFORMATION" means techniques, information, know-how and data relating to commercialization of the Synvisc Products and including (but not limited to) marketing, pricing, distribution, cost, sales and manufacturing data or descriptions.

        1.20 "INVENTION" means any patentable invention or discovery relating to the Synvisc Products.

        1.21 "KNOW-HOW" means any and all product specifications, processes, product designs, plans, trade secrets, ideas, concepts, manufacturing, engineering and other manuals and drawings, standard operating procedures, flow diagrams, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, safety, efficacy, stability, quality assurance, quality control and clinical data, technical information, data, research records, compositions, process validation reports, analytical method validation reports, specifications for stability trending and process controls, testing and reference standards for impurities and degradation products, customer and supplier lists and similar data and information, formulation for administration and all other confidential or proprietary technical and business information whether written or oral and in whatever format kept.

        1.22 "PATENT" means patents, applications for patent, provisional applications for patent, and any patents issuing therefrom, including any divisions, continuations, continued prosecution applications and continuations-in-part thereof, confirmations, and reexamination certificates, renewals, reissue patents, patent extensions and patent term restorations, and any foreign equivalents of the foregoing or corresponding patents or patent applications, in each case filed anywhere in the Territory.

        1.23 "PENSION PLAN" means an employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) that is intended to qualify under
Section 401(a) of the Code, is subject to the funding requirements of Section 412 of the Code and is maintained by Sellers or an ERISA Affiliate.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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        1.24    "PRODUCT LIABILITY" means a breach of any product warranty
(whether express or implied), strict liability in tort, product recall, or any other liability, claim or expense arising from the manufacturing, packaging, labeling (including instructions for use), marketing, distribution or sale of Synvisc Products (whether for clinical study purposes, commercial use or otherwise).

        1.25 "SUPPLY AGREEMENT" means that certain Supply Agreement by and between Biomatrix and AHP, dated as of February 7, 1997, as amended.

        1.26 "SYNVISC ADVERSE MEDICAL EXPERIENCE" means any medical complaint from a user of the Synvisc Product without regard to whether the medical complaint was related to Synvisc Product use.

        1.27 "SYNVISC AGREEMENTS" means the Supply Agreement, the Trademark License Agreement and the U.S. License Agreement.

        1.28 "SYNVISC NET SALES" means the total gross invoice price received from the sale of all Synvisc Products by Genzyme, its Affiliates and licensees in the Territory during the Term to non-Affiliated distributors, wholesalers, hospitals, retail pharmacies, patients, physicians, clinics and other Third Party purchasers, less, provided that such items do not exceed reasonable and customary amounts in the Territory, (i) trade, cash and quantity discounts actually allowed and taken with respect to such sales or because of rebates or retroactive price reductions and billing corrections with respect to sales; (ii) tariffs, duties, excises, sales taxes, value added or other taxes imposed upon and paid with respect to such sales (excluding national, state or local taxes based on income); (iii) amounts repaid or credited to third party purchasers by reason of rejections, defects, recalls or return; and (iv) reasonable freight, transportation and insurance expenses actually paid. Such amounts shall be determined from the books and records of Genzyme, its Affiliates and licensees maintained in accordance with generally accepted accounting principles, consistently applied.

In the case of any sale or other disposal of Synvisc Product between or among Genzyme and its Affiliates or licensees, for resale, Net Sales shall be calculated as above only on the amount received from the first arm's length sale thereafter to a Third Party.

        1.29    "SYNVISC PRODUCT(s)" means (a) hylan gel-fluid 20
(hylan G-F 20), including the product currently known as "Synvisc", (b) all extensions of label claims for such products, including new dosage and presentation forms and packaging improvements therefor, and (c) the bacterially-fermented HA (hylastan SGL-80) product currently under development by Genzyme, sometimes referred to as AVS, in each case for all uses and applications thereof so long as such products are approved for the treatment of osteoarthritis. Synvisc Product does not include any product in which the Synvisc Product described in the foregoing (a), (b) or (c) is used as a carrier for local delivery of a therapeutic agent which is approved by the FDA in the United States of America or the HPB in Canada and is proprietary to Genzyme.

        1.30    "TERM" means the period from the Closing Date to June 30, 2012.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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        1.31    "TERRITORY" means United States of America, Canada and, solely to the extent Genzyme reacquires for itself rights to Synvisc Products from its licensee in Mexico, Mexico, in each case at any time during the Term.

        1.32 "THIRD PARTY(-IES)" means any person or entity other than Genzyme or Wyeth and their respective Affiliates.

        1.33 "TRADEMARK LICENSE AGREEMENT" means that certain Trademark License Agreement by and between Biomatrix and AHP dated as of February 7, 1997, as amended.

        1.34    "TRANSFERRED EMPLOYEES" shall have the meaning set forth in
Section 6.2(a).

        1.35 "U.S. LICENSE AGREEMENT" means that certain United States License Agreement by and between Biomatrix and AHP, dated as of February 7, 1997.

        1.36 "VISCOSUPPLEMENT PRODUCT" means a locally delivered product derived from Hyaluronan, sodium hyaluronate or any other polymeric biomaterial that is intended to treat the pain associated with osteoarthritis. Viscosupplement Product does not include any product in which Hyaluronan, sodium hyaluronate or any other polymeric biomaterial is used as a carrier for local delivery of a therapeutic agent which is approved by the FDA in the United States of America or the HPB in Canada and is proprietary to Wyeth.

        1.37 "WYETH CONFIDENTIAL INFORMATION" means any provisions of this Agreement that are the subject of an effective order of the U.S. Securities and Exchange Commission granting confidential treatment pursuant to the Securities Act of 1934, as amended.

        1.38    "WYETH'S PENSION PLAN" shall have the meaning set forth in
Section 6.3(b).

        1.39 "WYETH'S RETIREE WELFARE PLANS" shall have the meaning set forth in Section 6.3(f).

        1.40    "WYETH'S SAVINGS PLAN" shall have the meaning set forth in
Section 6.1(e).

        1.41    "WYETH'S SESP" shall have the meaning set forth in Section
6.3(c).

        1.42 "WYETH'S SPENDING ACCOUNT PLANS" shall have the meaning set forth in Section 6.3(h).

        1.43    "WYETH'S SUPPLEMENTAL PLANS" shall have the meaning set forth in
Section 6.3(b).

        1.44    "WYETH'S WELFARE PLANS" shall have the meaning set forth in
Section 6.3(d).

        1.45 OTHER DEFINED TERMS. The following terms are defined in the specified sections of this Agreement:


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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
                                    DEFINED TERM                     SECTION
                                    ------------                     -------
                           Acquired Assets                         3.1
                           AHP                                     Preamble
                           Assigned Contracts                      3.1(g)
                           Associated Parties                      15.1(a)
                           Audit Disagreement                      7.8(b)
                           Base Pay                                6.2(b)(ii)
                           Biomatrix                               Preamble
                           Claims                                  15.1(a)
                           Closing                                 2.5
                           Closing Date                            2.5
                           Completed Transition                    8.1
                           Damages                                 13.1
                           Disabled Employee                       6.2(b)(iv)
                           Dispute                                 17.1
                           Domain Name                             3.1(d)
                           Excluded Assets                         3.2
                           Genzyme                                 Preamble
                           Genzyme HR Policies                     6.2(b)(ii)
                           Hiring Transition Period                6.2(b)(iv)
                           Indemnified Party                       13.3
                           Indemnifying Party                      13.3
                           Mandated Health Care Coverage           6.3(g)
                           Party/Parties                           Preamble
                           Payment Period                          7.4(b)
                           Pre-Closing Period                      11.1
                           Promotional Materials                   5.7
                           Released Claims                         15.1(a)
                           Salary Continuation Period              6.2(b)(iii)
                           Severance                               6.2(b)(ii)
                           Signing Date                            Preamble
                           Transition Services                     8.1
                           Workers' Compensation Employee          6.2(b)(v)
                           Wyeth                                   Preamble
                           Wyeth Copyrights                        3.1(a)
                           Wyeth House Marks                       3.1(b)
                           Wyeth Sales Force                       11.1(b)
                           Wyeth Trademarks                        3.1(b)

                                    ARTICLE 2
                     TERMINATION OF COLLABORATION AGREEMENTS

        2.1 COLLABORATION AGREEMENTS. Effective upon the Closing Date and notwithstanding anything to the contrary contained in any of the Synvisc Agreements, except as


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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otherwise set forth in this Section 2.1, each of the Synvisc Agreements and all verbal understandings relating thereto shall be irrevocably terminated and of no further force and effect, including without limitation, those provisions in the Synvisc Agreements expressly stated to survive termination, and the Parties shall be released from all obligations set forth in the Synvisc Agreements in accordance with the terms of Article 15. Notwithstanding the foregoing to the contrary, those terms of the Synvisc Agreements expressly stated in Sections
13.4 and 16.3 of this Agreement to survive termination (as well as any definitions referenced by such terms) shall remain in full force and effect in accordance with the terms and conditions of this Agreement.

        2.2     EFFECTS OF TERMINATION. Without limiting the generality of
Section 2.1, upon the Closing Date, all licenses and other rights granted by Genzyme to Wyeth under the Synvisc Agreements will irrevocably terminate immediately and all rights in and to the Genzyme Collaboration IP shall revert immediately to Genzyme. Except as set forth in this Agreement and except for any Transition Services to be provided by Wyeth, Wyeth will have no further right or obligation to develop, manufacture, sell, distribute or otherwise commercialize the Synvisc Products under the Synvisc Agreements from and after the Closing Date, and Genzyme shall be solely responsible for the development, manufacture, transportation, testing, sale, distribution and commercialization of Synvisc Products from and after the Closing Date. Without limiting the generality of the foregoing:

                (a) CHARGEBACKS. Upon Closing, Genzyme shall be responsible for all customer chargebacks under customer contracts for Synvisc Products sold in the Territory. Genzyme shall be responsible for reimbursing Wyeth for all qualified customer chargebacks received by Wyeth on or after the Closing Date and processed by Wyeth, which chargebacks shall be for the account of Genzyme.

                (b) RETURNS. Wyeth shall be financially responsible for all qualified returns of Wyeth labeled Synvisc Product sold in the United States prior to the Closing Date, up to a maximum of [**] cumulative credits or refunds to customers for returns of such product. Genzyme shall be financially responsible for all returns of Synvisc Product in excess of [**] of returns. For the avoidance of doubt, all returns in excess of [**] of Wyeth labeled Synvisc Product sold by Wyeth prior to the Closing Date shall be for the account of Genzyme. Returns shall be processed as set forth below.

                        (i) Within five (5) business days after the Closing Date, Wyeth will notify all wholesalers, physicians, clinics, pharmacy chains and pharmacy benefit management companies within Wyeth's customer database that Genzyme has acquired the rights to the Synvisc Products. The notification to be sent by Wyeth shall be reviewed and approved in advance by Genzyme, such approval not to be unreasonably withheld. Such notice will specify that future qualified returns of Synvisc Products after the Closing Date must be returned to Genzyme's return goods processor for credit.

                        (ii) In the event that after the Closing Date, Wyeth (or Wyeth's designated third party processor) receives any qualified returns of Synvisc Product (whether sold by Wyeth or Genzyme), Wyeth shall be responsible for processing such qualified returns and


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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shall refund or credit the purchase price to the customer, subject to subsections (iii) and (iv) below.

                        (iii) In the event that after the Closing Date Genzyme (or Genzyme's designated third party processor) receives any returns of Synvisc Product (whether sold by Wyeth or Genzyme), then Genzyme shall be responsible for processing all such qualified returns of Synvisc Product and for crediting or refunding the purchase price to such customers, at Genzyme's expense; provided, however, that Wyeth shall be financially responsible for qualified returns of Wyeth-labeled Synvisc Product sold in the United States prior to the Closing Date until the amount refunded or credited to customers for such returns totals [**] in the aggregate (the "WYETH RETURN LIABILITY").

                        (iv) Wyeth shall satisfy the Wyeth Return Liability in the following manner: (A) Wyeth shall provide written documentation to Genzyme of any credit or refund to any customer under subsection (ii) above and the Wyeth Return Liability shall be reduced by the amount refunded to the customer thereunder, and (B) Genzyme shall deduct from the payments due to Wyeth under Section 7.4 the amount of any credit or refund to customers by Genzyme for qualified returns of Wyeth labeled Synvisc Product sold in the United States prior to the Closing Date until the Wyeth Return Liability (as may be adjusted pursuant to (A)) has been met. After the Wyeth Return Liability has been met, any return liability shall be for the account of Genzyme and Genzyme shall reimburse Wyeth for the full amount of the credit or refund made by Wyeth to the customer for qualified returns of Wyeth labeled Synvisc Product sold in the United States by Wyeth prior to the Closing Date.

                (c) REIMBURSEMENT. Wyeth shall provide Genzyme with an invoice for amounts due under Sections 2.2 (a) and (b) not later than ten (10) days after the end of each calendar quarter with the documentation required to verify the same. Genzyme agrees to reimburse Wyeth in accordance with such Sections within thirty (30) days after the receipt of the invoice and all required documentation. In the event of a dispute over any amounts owed which cannot be resolved between the Parties, the Parties agree to select a reputable independent national accounting firm mutually acceptable to the Parties to determine the actual amounts owed. Such amounts owed shall be no greater than the higher amount nor lower than the lower amount asserted by the Parties. The cost of such accounting firm shall be paid by the Party asserting the amount farthest from the actual amount to be paid as determined by the accountant. The accountant's determination shall be final and binding upon the Parties.

        2.3 RETURN OF CONFIDENTIAL INFORMATION AND COLLABORATION INTELLECTUAL PROPERTY. Not later than sixty (60) days following the Closing Date, Wyeth, at its expense, shall return and deliver to Genzyme: (a) all Confidential Information of Genzyme (as defined under the Synvisc Agreements and disclosed thereunder); (b) all tangible embodiments of Genzyme Collaboration IP; and (c) any other Genzyme Confidential Information in the possession or control of Wyeth and its Affiliates, except (i) in all cases, Genzyme Confidential Information and Genzyme Collaboration IP to be used by Wyeth in performance of the Transition Services (but which shall be returned within thirty (30) days after completion of performance of the Transition Services), and (ii) one archival copy of the Genzyme Confidential Information to be retained by legal counsel to allow Wyeth to determine its confidentiality obligations and enforce its rights under


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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this Agreement. If delivery of any of the foregoing materials is not practicable within such sixty (60) day period, the Parties shall in good faith agree upon a reasonable timetable for such delivery. The foregoing delivery will be at Wyeth's expense and in a manner to be mutually agreed upon by the Parties.

        2.4 FINANCIAL RECONCILIATION. Within thirty (30) days following the end of the calendar quarter in which the Closing Date occurs, Wyeth shall provide to Genzyme the final accounting of all amounts due and not yet paid under the provisions of the Supply Agreement and the U.S. License Agreement. Simultaneously with the provision of such accounting, if a balance is due Genzyme, Wyeth shall pay to Genzyme all such amounts that are due. If a balance is due Wyeth, Wyeth shall promptly invoice Genzyme, and Genzyme shall pay to Wyeth all such amounts that are due within thirty (30) days of receipt of Wyeth's invoice.

        2.5 CLOSING. The closing of the transactions contemplated herein (the "CLOSING") will take place at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, at a time and on a date to be determined by mutual agreement, which will be during the month of January, 2005 or such later date that the Parties determine that is not more than forty five (45) days prior to the date on which the Parties determine that Wyeth's obligations under SCHEDULE 7.3 can be satisfied. For purposes of this Agreement, "CLOSING DATE" means the date on which the Closing actually takes place.

                                    ARTICLE 3
                           PURCHASE AND SALE OF ASSETS

        3.1 PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions set forth herein, Wyeth shall cause to be sold, assigned, transferred, and conveyed to Genzyme, and Genzyme shall purchase and acquire from Wyeth, at the Closing, good and valid title and all other rights and interests in and to the Acquired Assets, free of any Encumbrances, on the terms and subject to the conditions set forth in this Agreement.

For purposes of this Agreement, the "ACQUIRED ASSETS" shall mean and include:

                (a) COPYRIGHTS. All copyrights, copyright registrations and copyright applications to the extent owned by Wyeth and solely embodied in the Acquired Assets (the "WYETH COPYRIGHTS"). Wyeth represents that there are no copyright registrations or copyright applications.

                (b) TRADEMARKS. All trademarks, design marks, service marks, trade names, trade dress and product packaging, whether registered or not, as well as all registrations and applications for the same that are owned by Wyeth that relate to the Synvisc Products as set forth on SCHEDULE 3.1(b), or any substantially similar variations thereof, and the goodwill of the business symbolized thereby, excluding Wyeth House Marks (collectively the "WYETH TRADEMARKS"). "WYETH HOUSE MARKS" are any trademarks or service marks, and registrations and applications therefor, utilized by Wyeth or planned to be utilized by Wyeth, in whole or in part, in connection with any product (other than the Synvisc Products) or service of Wyeth or


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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any of its Affiliates or that contain the name or any part of the name or logo now or previously used by Wyeth or any of its Affiliates, and the goodwill of the business symbolized thereby.

                (c) CUSTOMER INFORMATION. The third party payor lists and customer lists, billing records, and reimbursement records related to the Synvisc Product which are listed in SCHEDULE 3.1(c).

                (d) DOMAIN NAMES. The domain names listed in SCHEDULE 3.1(d) (the "DOMAIN NAMES").

                (e) CLINICAL DATA. The existing clinical data relating to the Synvisc Product listed in SCHEDULE 3.1(e).

                (f) MARKETING AND SALES ASSETS. The Synvisc Product marketing materials, corporate communication materials and sales operations materials listed in SCHEDULE 3.1(f).

                (g) ASSIGNED CONTRACTS. All rights and obligations on or after the Closing Date under the agreements with Third Parties listed in
SCHEDULE 3.1(g) hereof (the "ASSIGNED CONTRACTS").

                (h)     GENZYME COLLABORATION IP.

                (i) INVENTORY. All right, title and interest in all inventory of Synvisc Product repurchased by Genzyme pursuant to Section 5.6 of this Agreement.

                (j) OTHER. Any additional assets related solely to Synvisc Product as the Parties may reasonably identify and agree upon during the Pre-Closing Period.

        3.2 EXCLUDED ASSETS. Notwithstanding anything in Section 3.1 to the contrary, the Acquired Assets do not include any assets, rights or interests of Wyeth that are not specifically stated as Acquired Assets including, but not limited to, the following assets, rights or interests of Wyeth (collectively, the "EXCLUDED ASSETS"):

                (a) contracts or agreements with any Third Party other than the Assigned Contracts;

                (b)     real property and leasehold interests in real property;

                (c) employment agreements or employees, subject to the provisions of Article 6;

                (d) any Patents, or Know-How controlled by Wyeth other than the Genzyme Confidential Information and the Information; and

                (e) accounts receivables for Wyeth labeled Synvisc Product sold by Wyeth prior to the Closing Date.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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        3.3     DELIVERY OF ACQUIRED ASSETS. (a) Wyeth will deliver to Genzyme the Acquired Assets (together with any tangible manifestations thereof) within the following time periods. All costs associated with delivery and preparation of the Acquired Assets shall be solely at Wyeth's expense and shall be delivered in a manner mutually agreed by the Parties.

                   Acquired Assets                                 Delivery Date
-------------------------------------------------------------------------------------------------
Trademarks under Section 3.1(b)                   Within thirty (30) days after the Closing Date

Customer Information under Section 3.1(c)         In accordance with SCHEDULE 3.1(c)

Domain Names under Section 3.1(d)                 Within thirty (30) days after the Closing Date

Clinical Data under Section 3.1(e)                Within thirty (30) days after the Closing Date

Marketing and Sales Assets under Section 3.1(f)   In accordance with SCHEDULE 3.1(f)

Assigned Contracts under Section 3.1(g)           On the Closing Date

Genzyme Collaboration IP                          On the Closing Date

Inventory under Section 3.1(i)                    In accordance with Section 5.6 and Attachment 1
                                                  to SCHEDULE 8.1

        (b) In the event that Wyeth discovers any Acquired Assets in its possession within two (2) years following the Closing Date, it shall promptly notify Genzyme and deliver all such Acquired Assets to Genzyme. For the purposes of clarity, it is agreed by the Parties that Wyeth shall have no duty to search for Acquired Assets other than those set forth hereinabove and included in the referenced schedules after the aforementioned delivery dates.

                                    ARTICLE 4
                                TRADEMARK RIGHTS

        4.1 PRODUCT TRADEMARKS. Wyeth agrees and acknowledges that from and after the Closing Date, it has no right, title or interest in and to use the trademark "Synvisc", or any mark consisting of the trademark "Synvisc" or the Wyeth Trademarks, nor has it any right, title or interest in and to the goodwill of the business symbolized thereby and any applications and registrations for the same in the Territory. Wyeth shall not adopt, use or register any other domain name, trademark or service mark confusingly similar to the trademark "Synvisc" or the Wyeth Trademarks in the Territory.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

        4.2 USE OF WYETH HOUSE MARKS. Other than with respect to existing Synvisc Product inventory purchased by Genzyme pursuant to Section 5.6, Genzyme shall use commercially reasonable efforts to as expeditiously as practicable (but in no event longer than ninety (90) days) revise product labeling and literature, change packaging and stationery, and otherwise discontinue use of the Wyeth House Marks. In no event shall Genzyme use any Wyeth House Marks after the Closing Date in any manner or for any purpose different from the use of such Wyeth House Marks during the ninety (90) day period preceding the Closing. After the Closing Date, Genzyme may use the Wyeth House Marks for a period of six (6) months to sell Synvisc Products included in existing Synvisc Product inventory purchased by Genzyme pursuant to Section 5.6, and shall not be required to sticker any such Synvisc Product inventory unless its is not sold during such six (6) month time period.

                                    ARTICLE 5
                NON-COMPETITION; NOTIFICATION; CERTAIN COVENANTS

        5.1     WYETH COVENANT NOT TO COMPETE. [**]

        5.2 SYNVISC ADVERSE MEDICAL EXPERIENCES OBLIGATIONS. Wyeth shall remain responsible for all adverse event follow up, appropriate due diligence, and timely forwarding of adverse event related information to Genzyme Pharmacovigilance in accordance with the Pharmacovigilance Procedures Addendum effective October 29, 2003 for all adverse experiences (including adverse events associated with literature review) received prior to the Closing Date. Notwithstanding the foregoing, from and after the Closing Date, Genzyme shall be solely responsible for all device vigilance activities, including but not limited to: Synvisc Adverse Medical Experiences reporting, including literature review and associated reporting; Synvisc Adverse Medical Experiences follow-up reporting; preparation and submission of all Synvisc Adverse Medical Experiences reports to the regulatory authorities as required by local laws and/or regulations; maintaining the Synvisc Adverse Medical Experiences database for such Synvisc Product; all interactions with health authorities regarding safety; periodic submissions; labeling modifications; safety monitoring and detection; and safety measures (e.g., Dear Doctor Letters, restriction on distribution, etc.). After the Closing Date, to the extent Wyeth receives any information regarding Synvisc Adverse Medical Experiences related to the use of the Synvisc Product (regardless of where occurring), Wyeth shall promptly provide Genzyme with such information within three (3) business days of receipt by Wyeth.

        5.3 MEDICAL INFORMATION SERVICES. Wyeth shall remain responsible for responding to any and all medical inquiries received before the Closing Date. Wyeth shall satisfy these requirements within thirty (30) days after the Closing Date. From and after the Closing Date, Genzyme shall be solely responsible for all medical information support related to all medical inquiries received from and after the Closing Date, including but not limited to: provision of standard medical responses, custom creation of medical responses, maintaining a medical inquiry database which captures the nature of the inquiry and the response provided, literature review for relevant Synvisc-related publications and appropriate capture and forwarding of post-marketing adverse events and product complaints. In the event that Wyeth receives any medical inquiry or request related to Synvisc Product after the Closing Date, Wyeth shall promptly refer such inquiry to an individual designated by Genzyme.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

        5.4 PRODUCT COMPLAINTS. Product quality complaints shall be handled in accordance with the procedure set forth in Attachment 2 to SCHEDULE 8.1.

        5.5     RECALLS OF SYNVISC PRODUCT.

                (a) With respect to Synvisc Product sold by Wyeth prior to the Closing Date, if Genzyme in good faith determines that a recall of such Synvisc Product in the United States is warranted for medical or safety purposes, Genzyme shall immediately notify Wyeth in writing and shall advise Wyeth of the reasons underlying its determination that a recall is warranted. Genzyme shall be responsible for any recall of all Synvisc Products sold by Wyeth prior to the Closing Date and Genzyme shall at its cost replace any recalled Synvisc Product. Wyeth shall provide any information and assistance as may be reasonably requested by Genzyme to effectuate such recall. Genzyme shall reimburse Wyeth for all direct costs and expenses incurred by Wyeth as a result of providing such information and assistance. Wyeth shall reimburse Genzyme for all direct costs and expenses (including without limitation shipping, quality control testing and notification costs) incurred by Genzyme and its Affiliates as a result of a recall if such recall is the result of the failure of Wyeth to comply with its obligations under the Synvisc Agreements.

                (b) With respect to Synvisc Product sold by Genzyme on or after the Closing Date, Genzyme shall be responsible for all recalls of such Synvisc Product, at Genzyme's expense.

        5.6 INVENTORY REPURCHASE. On the Closing Date, Genzyme shall repurchase from Wyeth all remaining inventory of Synvisc Products held by Wyeth at any location at a price equal to Wyeth's acquisition cost for such inventory, PROVIDED THAT (a) Genzyme shall not be obligated to purchase in excess of three months' supply of such inventory based upon average monthly requirements for sales to customers over the six (6) month period immediately preceding the Closing Date, and (b) Genzyme shall not be obligated to purchase any inventory with an expiration date less than eighteen (18) months from the Closing Date.

        5.7 PROMOTIONAL MATERIALS. The Parties agree that Wyeth will use commercially reasonable efforts to delay the printing of sales visual aids, leave items, formulary binders, reprints, direct mail, direct to consumer advertising, Internet postings, and sales reminder aids (collectively, the "PROMOTIONAL MATERIALS") for the Synvisc Product in the United States to permit printing of Promotional Materials with Genzyme's approved trademark usage. Wyeth shall be financially responsible for all costs related to Promotional Materials produced with Genzyme's approved trademark usage, unless the Closing does not occur in which case Genzyme shall be financially responsible for all such costs.

        5.8     FORECASTS.

                (a) Not later than thirty (30) days after the Closing Date, and on the first day of November of each calendar year thereafter during the Term, Genzyme shall provide to Wyeth a non-binding good faith estimate of Synvisc Net Sales by quarter in the Territory for the twelve (12) month period starting on the first day of the following calendar year. Genzyme shall also


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

provide to Wyeth a non-binding revised good faith estimate of Synvisc Net Sales by quarter in the Territory for the balance of the then-current calendar year not later than the first day of February, May and August for each calendar year during the Term.

                (b) Simultaneously with the delivery of each forecast on each of February 1, May 1, August 1, and November 1, Genzyme shall deliver to Wyeth a report that provides data that Genzyme collects in the normal course of business regarding the inventory of the amount of Synvisc Products held by each of Genzyme, its Affiliates, licensees, distributors and wholesalers.

                (c) Genzyme shall provide the forecasts and reports set forth in (a) and (b) until the satisfaction of Genzyme's obligation to make payments to Wyeth under Article 7 of this Agreement, and thereafter no further forecasts or reports shall be required.

        5.9 FURTHER ASSURANCES. Wyeth agrees to execute, acknowledge and deliver such further instruments, and to do all such other reasonable acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

        5.10 APPLICABLE LAWS. Wyeth shall comply (and cause its Affiliates to comply) in all material respects with all applicable laws and regulations in Wyeth's performance of the Transition Services. Genzyme shall comply (and cause its Affiliates and use commercially reasonable efforts to require its licensees to comply) in all material respects with all applicable laws and regulations in Genzyme's development, manufacturing and commercialization of the Synvisc Products and in the performance of Genzyme's obligations under this Agreement.

                                    ARTICLE 6
                         EMPLOYEES AND EMPLOYEE BENEFITS

        6.1 EMPLOYEE PLANS. Wyeth hereby represents and warrants to Genzyme that:

                (a) SCHEDULE 6.1(a) sets forth a list of each employee benefit plan (including the retiree life and medical benefit plan), as such term is defined in Section 3(3) of ERISA, which (i) is subject to any provision of ERISA, (ii) is maintained by or contributed to by Wyeth, and (iii) covers Employees (hereinafter referred to collectively as the "EMPLOYEE PLANS").

                (b) SCHEDULE 6.1(b) sets forth a list of (x) each management, employment, consulting, or other contract with any individual providing for the retention of personal services involving the payment of [**] , and (y) each plan or arrangement providing for vacation benefits, supplemental nonqualified benefits, severance benefits, bonuses, stock options, stock appreciation or other forms of incentive compensation, compensation or benefits which (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by Wyeth, and (iii) covers Employees, and dependents or beneficiaries thereof. Such contracts, plans and arrangements as are described above, copies or descriptions of all of which have been made available to Genzyme, are hereinafter referred to collectively as the "BENEFIT ARRANGEMENTS."

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                (c) Except as set forth on SCHEDULE 6.1(c) neither Wyeth or any of its ERISA Affiliates has incurred any liability under Title IV of ERISA arising in connection with the termination of any Pension Plan which is subject to Title IV of ERISA that could become, after the Closing Date, the liability of Genzyme or any of its ERISA Affiliates.

                (d) Except as disclosed on SCHEDULE 6.1(d), Wyeth (with respect to the Employees) has not been required, and does not have any obligation, to contribute to a multiemployer plan, as defined in Section 3(37) of ERISA, or to a multiple employer plan (defined as a plan to which two or more employers contribute, at least two of whom are not under common control within the meaning of "common control" as used in Section 4063(a) of ERISA) and do not have or expect to have any withdrawal liability assessed against them with respect to any such multiemployer plan.

                (e) The Wyeth Savings Plan ("WYETH'S SAVINGS PLAN") is intended to satisfy Section 401(a) and 401(k) of the Code and has received a favorable determination letter from the Internal Revenue Service, which letter is currently in effect with respect to Wyeth's Savings Plan and all amendments thereto through the Closing Date. To the knowledge of Wyeth, nothing has occurred since the issuance of such letter which could reasonably affect its qualification.

        6.2     GENZYME'S OBLIGATIONS TO EMPLOYEES.

                (a) On the Closing Date, the Parties will execute an "Employee Leasing Agreement" substantially in the form of SCHEDULE 6.2(a). Subject to Sections 6.2(c), (d) and (e), Genzyme agrees to offer or to cause an Affiliate of Genzyme to offer to hire each Employee on the Closing Date, in a comparable position, at the same or greater base pay than that enjoyed by such Employee immediately prior to the Closing Date. With respect to each Employee who is not actively at work on the Closing Date due to short-term disability or other authorized leave of absence, such offer shall be contingent upon the Employee offering to return to active employment following the end of such short-term disability or authorized leave of absence and within the [**] period following the Closing Date as more fully set forth in Sections 6.2(c) and (d). All offers to hire are subject to the Employees' completion and submission to Genzyme of (i) Genzyme's agreement related to confidentiality, nonsolicitation, noncompetition and intellectual property (which will be substantially in the form attached hereto as SCHEDULE 6.2(a)(i)), (ii) Genzyme's employment application (which will be substantially in the form attached hereto as SCHEDULE 6.2(a)(ii)), and (iii) Form I-9. Genzyme represents and warrants to Wyeth that all employees of Genzyme must sign the foregoing documents as a pre-condition to employment at Genzyme. Subject to Sections 6.2(c), (d) and (e), the employment of such Employees shall be considered effective and their employment by Wyeth shall terminate and transfer to Genzyme on the Closing Date. Employees who accept employment with Genzyme effective as of the Closing Date, or upon employment pursuant to Sections 6.2(c), (d) and (e), shall hereafter be referred to as the "TRANSFERRED EMPLOYEES."

                (b) Genzyme shall make the following payments or provide the following notification to Transferred Employees whom it terminates after the Closing Date:


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                        (i) After the Closing Date, Genzyme will have sole responsibility for any obligations or liabilities to Transferred Employees under the Worker Adjustment and Retraining Notification Act or similar applicable laws of any jurisdiction relating to any plant closing or mass layoff or as otherwise required by any such applicable law. For the avoidance of doubt, Genzyme shall have no obligation or liability under the Worker Adjustment and Retraining Notification Act or similar applicable laws of any jurisdiction relating to any plant closing or mass layoff or as otherwise required by any such applicable law for any Employee terminated by Wyeth; and

                        (ii) Genzyme shall provide severance payments ("SEVERANCE") to each Transferred Employee whose employment is terminated by Genzyme because of a termination without Cause (as defined herein) or reduction in the workforce or job elimination at any time within the [**] following the Closing Date.

                                Except as set forth below, Severance shall be
                paid to such Transferred Employee in the form of bi-weekly salary continuation payments and will be calculated:

                                (A) for any such Transferred Employee employed
                by Genzyme in the position of Clinical Account Executive/MSM, except those certain Transferred Employees set forth in SCHEDULE 6.2(b)(ii)(A), on the basis of [**], or

                                (B) for any such Transferred Employee in the
                position of Regional Sales Director/District Manager, except for those certain Transferred Employees set forth in SCHEDULE 6.2(b)(ii)(B), and including those certain Transferred Employees set forth in SCHEDULE 6.2(b)(ii)(A), on the basis of [**], or

                                (C) for any such Transferred Employee in the
                position of Regional Sales Director/District Manager set forth in SCHEDULE 6.2(b)(ii)(B), on the basis of [**];

                provided that, in each case, in no event will the Severance exceed [**] of Base Pay. Any Transferred Employee who does not have a job title set forth above shall receive such Severance as shall be determined in good faith by the Parties.

                                For purposes of this Section 6.2, "BASE PAY"
                shall mean the base salary of the Transferred Employee on the date of termination of employment or the Closing Date, whichever is greater. No such Severance payments shall be made if a Transferred Employee is terminated for Cause. For purposes of this Section 6.2, "CAUSE" shall mean [**].

                                Genzyme may terminate any Transferred Employee
                who at the Signing Date or Closing Date (a) is on a Wyeth performance corrective action plan or (b) was given a Wyeth performance rating of [**] at his or her most current performance evaluation ("PLAN EMPLOYEE"), for Failure to Meet Job Expectations, as defined in the Genzyme HR Policies and as such Genzyme HR Policies are generally applied to all Genzyme employees. [**]


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                                Genzyme shall also provide Severance payments if
                a Transferred Employee resigns from employment with Genzyme within [**] after the Closing Date because (a) there is a reduction in the aggregate cash compensation, including eligible targeted bonus, for which he or she is eligible
                (other than for Cause), (b) a condition of his or her continued employment is assignment to a new sales territory reasonably requiring relocation to a new principal work place/home office, (c) a material reduction in employee benefits offered to him/her compared to similarly situated Genzyme employees, or (d) a material reduction in the nature and extent of his/her job responsibilities after taking into account possible new titles and reporting structures at Genzyme.

                        (iii) During the period during which bi-weekly severance payments are being made pursuant to subsection (ii) above ("SALARY CONTINUATION PERIOD"), Genzyme shall provide continued coverage under Genzyme's medical, dental, and prescription drug plans at the same coverage and contribution level as when the Transferred Employee was employed with Genzyme. The Transferred Employees' rights under the COBRA statute shall attach at the completion of the Salary Continuation Period. In addition, Genzyme shall provide outplacement services to terminated Transferred Employees that are substantially equivalent to those offered by Genzyme to similarly situated employees upon termination.

                (c) Any Employee who is, as of the Closing Date, disabled within the meaning of the applicable short-term disability plan or policy or the applicable long-term disability plan of Wyeth or its Affiliates ("DISABLED EMPLOYEE") shall not be offered employment by Genzyme effective on the Closing Date. Wyeth shall continue to pay the applicable disability benefits to such Disabled Employee and provide such other benefits as are provided to similarly-situated disabled employees of Wyeth or its Affiliates. If within a period of [**] after the Closing Date (the "HIRING TRANSITION PERIOD") a Disabled Employee provides written notice to Wyeth that such Disabled Employee is no longer disabled within the meaning of both the applicable short-term disability plan or policy and the long-term disability plan of Wyeth or its Affiliates, (i) Wyeth shall notify Genzyme as soon practicable, and (ii) Genzyme shall offer employment to such Disabled Employee in accordance with the provisions of this Section 6.2 that apply to Transferred Employees (other than Disabled Employees or Workers' Compensation Employees (as defined below)) as soon as practicable following such notification and if during the Hiring Transition Period any such Disabled Employee accepts employment with Genzyme he or she shall be a Transferred Employee for all purposes; provided, that, if during the Hiring Transition Period such disability coverage ceases due to death, retirement or other termination of employment by the Disabled Employee, Genzyme shall have no obligation to offer employment to such Disabled Employee.

                (d) Any Employee who has, as of the Closing Date, incurred an injury or illness which entitles such Employee to workers' compensation or a similar workers' protection claim ("WORKERS' COMPENSATION EMPLOYEE") shall not be offered employment by Genzyme on the Closing Date. Wyeth shall be obligated to provide and liable for any workers' compensation or similar workers' protection claim to such Workers' Compensation Employee. If within the Hiring Transition Period a Workers' Compensation Employee ceases to be entitled to workers' compensation or similar workers' protection benefits, (i) Wyeth shall notify Genzyme as soon as


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

practicable, and (ii) Genzyme shall offer employment to such Workers' Compensation Employee in accordance with the provisions of this Section 6.2 that apply to Employees (other than Disabled Employees or Workers' Compensation Employees) as soon as practicable following such notification and if during the Hiring Transition Period any such Workers' Compensation Employee accepts employment with Genzyme he or she shall be a Transferred Employee for all purposes; provided, that, if during the Hiring Transition Period such workers' compensation or similar workers' protection entitlement ceases due to death, retirement or other termination of employment by the Workers' Compensation Employee, Genzyme shall have no obligation to offer employment to such Workers' Compensation Employee.

                (e) Any Employee who is, as of the Closing Date, performing services pursuant to the terms of the Employee Leasing Agreement (the "Leased Employees") shall not be offered employment by Genzyme on the Closing Date. Such Leased Employees shall be offered employment by Genzyme at the end of the "Transition Period" (as defined in the Employee Leasing Agreement) with respect to each such Leased Employee, and if the Leased Employee accepts employment with Genzyme, he or she shall be a Transferred Employee for all purposes.

        6.3 TREATMENT OF WYETH'S AND GENZYME'S EMPLOYEE PLANS AND BENEFIT ARRANGEMENTS.

                (a)     (i)     No assets of any defined benefit Pension Plan,
Employee Plan (except as may be otherwise provided in this Article 6) or Benefit Arrangement shall be transferred to Genzyme or any of its Affiliates or to any plan of Genzyme or any of its Affiliates and, except as set forth in this
Article 6, Genzyme and its Affiliates shall assume no liability or obligation of Wyeth or any of their Affiliates under any of the Employee Plans, the Benefit Arrangements or the Pension Plans except as set forth in this Article 6.

                        (ii) After the Closing Date Genzyme shall offer Transferred Employees the Employee Benefit Plans and Employee Benefit Arrangements which are the same Employee Benefit Plans and Employee Benefit Arrangements as those provided to similarly situated employees of Genzyme.

                        (iii)   Except for the liabilities as set forth on
SCHEDULE 6.3(a)(iii), Genzyme shall assume no liability for the Transferred Employees' compensation and bonus relating to events which occurred on or prior to the Closing Date or to actions taken by Wyeth or one of Wyeth's Affiliates, or to consequences which are deemed to have occurred by operation of law as a result of the transactions contemplated herein.

                        (iv) Genzyme agrees to grant to Transferred Employees prior service credit for purposes of sick leave, entitlements, and other policies or arrangements which count service for eligibility or entitlement to benefits.

                        (v) Genzyme shall assume the vacation liability for each Transferred Employee in accordance with Wyeth's vacation policy solely with respect to vacation allocated on January 1, 2005. Immediately after the Closing Date, Wyeth shall provide Genzyme with a


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

schedule reflecting the 2005 vacation allotment for each Transferred Employee less any vacation days taken through the Closing Date ("EARNED WYETH VACATION"). In the event a Transferred Employee terminates employment during 2005 prior to utilizing all of their Earned Wyeth Vacation, Genzyme shall provide pay for the Earned Wyeth Vacation as well as any additional vacation time accrued under Genzyme's 2005 vacation policy. To the extent that the payment to the Transferred Employee for the unused vacation time attributable to the Earned Wyeth Vacation and determined in accordance with the terms of the Wyeth 2005 vacation policy with respect to cash-out of unused vacation exceeds the payment for unused vacation time that Genzyme would have paid to the Transferred Employee under Genzyme's 2005 vacation policy, Wyeth shall reimburse Genzyme for the excess cash-out of unused vacation. Genzyme shall provide Wyeth with a copy of its 2005 vacation policy prior to the Closing Date. For calendar year 2005, Genzyme agrees to provide any Transferred Employee with 20 or more years of service credit to Wyeth with a vacation benefit of 5 weeks (including Earned Wyeth Vacation, if any). Effective January 1, 2006, Genzyme shall accrue vacation for all Transferred Employees under Genzyme's vacation policy giving such Transferred Employees past service credit for their employment with Wyeth.

                (b) Wyeth shall amend the Wyeth Retirement Plan - United States ("WYETH'S PENSION PLAN") and Wyeth non-qualified supplemental retirement plans ("WYETH'S SUPPLEMENTAL PLANS") to provide that all service completed by the Transferred Employees for Genzyme or its Affiliates after the Closing Date shall be recognized for purposes of vesting and satisfying any requirements for early retirement subsidies for benefits accrued as of the Closing Date under Wyeth's Pension Plan and Supplemental Plans, but Wyeth shall not be required to take such service into account for benefit accrual purposes under Wyeth's Pension Plan and Supplemental Plans. However, Transferred Employees shall not commence receipt of retirement benefits under the Wyeth Pension Plan until he or she terminates employment with Genzyme or its Affiliates.

                (c) Wyeth shall amend the Wyeth's Savings Plan and Wyeth's supplemental employee savings plan ("WYETH'S SESP") to provide that all Transferred Employees are fully vested in their account balances under Wyeth's Savings Plans and Wyeth's SESP as of the Closing Date. Genzyme maintains qualified savings plan(s) for the benefit of its employees ("GENZYME'S SAVINGS PLAN(s)"). Genzyme shall recognize Transferred Employees' service with Wyeth or their Affiliates for purposes of determining eligibility to participate and vesting of benefits in Genzyme's Savings Plan(s). Wyeth shall allow for distribution from the Wyeth Savings Plan to the Transferred Employees as soon as practicable after the Closing Date and Genzyme shall accept rollovers (including loans outstanding under the Wyeth Savings Plan that are fully compliant with all applicable legal requirements but excluding after-tax contributions) by Transferred Employees of such distributions to Genzyme's Savings Plan(s) which meet the requirements of Section 401(a) of the Code to the extent that any Transferred Employee opts to roll over such distributions.

                (d) With respect to the Transferred Employees, Wyeth shall retain liability under any group life, accident, worker's compensation, medical, hospitalization, prescription drug, dental, spending account or short-term or long-term disability plan ("WYETH'S WELFARE


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

PLANS"), whether or not insured, for any claims incurred on or prior to the Closing Date, and Genzyme shall assume all liability for any claims arising after the Closing Date under its group life, accident, worker's compensation, medical, hospitalization, prescription drug, dental, spending account or short-term or long-term disability plans ("GENZYME'S WELFARE PLANS"). For purposes of this Section 6.3(d), claims shall be deemed to have arisen:

                        (i) With respect to all death or dismemberment claims, on the actual date of death or dismemberment;

                        (ii) With respect to disability or salary continuance claims, on the day the claimant became disabled or otherwise entitled to salary continuation;

                        (iii) With respect to all hospital, medical, drug or dental claims on the date the service or supply was purchased or received by the claimant; and

                        (iv) With respect to worker's compensation claims that are single-accident specific, on the date of the occurrence, and with respect to all other worker's compensation claims, on the date the claim is made.

                (e) After the Closing Date, all Transferred Employees shall be eligible to participate in Genzyme's Welfare Plans in accordance with the terms of such plans, and employment with Wyeth or their Affiliates will be taken into account for purposes of determining eligibility to participate and benefits under Genzyme's Welfare Plans; PROVIDED, HOWEVER, that

                        (i) Transferred Employees shall participate under Genzyme's Welfare Plans as of the day after the Closing Date without any waiting periods, without evidence of insurability for such Genzyme's Welfare Plans that are prohibited from discriminating on the basis of insurability under the Health Insurance Portability and Accountability Act of 1996 as amended, and without application of any pre-existing physical or mental condition limitations except to the extent applicable under similar plans maintained by Wyeth; and

                        (ii) Genzyme shall count claims arising during the calendar year on or prior to the Closing Date for purposes of satisfying deductibles, out-of-pocket maximums, and all other similar limitations under Genzyme's Welfare Plans.

                (f) Wyeth maintains a program of medical and life insurance benefits for certain retired employees ("WYETH'S RETIREE'S WELFARE PLANS"). All Transferred Employees who satisfy the eligibility criteria for benefits under the Wyeth's Retiree Welfare Plans on or prior to the Closing Date shall receive such benefits from the Wyeth's Retiree Welfare Plans following their termination from Genzyme or its Affiliates or any successor thereto in accordance with the terms of the Wyeth's Retiree Welfare Plans as in effect on the date of termination of the Transferred Employee from Genzyme or its Affiliates or successor thereto. However, Transferred Employees who are eligible for medical coverage under Genzyme's medical plan shall receive coverage under Genzyme's medical plan while employed by Genzyme.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                (g) Genzyme shall be responsible for any legally mandated continuation of health care coverage ("MANDATED HEALTH CARE COVERAGE") for all Transferred Employees and/or their covered dependents who have a loss of health care coverage due to a qualifying event (as defined in Section 4980B of the Code) (each, a "RECIPIENT") that occurs after the Closing Date and Wyeth shall remain responsible for any Mandated Health Care Coverage for all Recipients who have a loss of health care coverage due to a qualifying event (as defined in Section 4980B of the Code) that occurs prior to the Closing Date.

                (h) Wyeth maintains a dependent care spending account plan and a medical spending account plan for the benefit of their employees ("WYETH'S SPENDING ACCOUNT PLANS"). Transferred Employees who are participants in Wyeth's Spending Account Plans shall be permitted to submit claims for expenses incurred during the plan year on or prior to the Closing Date for a period of sixty (60) days after the Closing. Wyeth shall treat the Transferred Employees for purposes of Wyeth's Spending Account Plans the same as Wyeth treats any employee whose employment is terminated by Wyeth. The Transferred Employees will be free to enroll in the medical spending account plan of Genzyme ("GENZYME'S MEDICAL SPENDING ACCOUNT PLAN"). Genzyme shall be responsible for all liabilities for Transferred Employees under Genzyme's Medical Spending Account Plans following the Closing Date.

        6.4 STOCK OPTIONS. Wyeth shall be responsible for and incur the costs of stock option compensation for all Transferred Employees with stock options from Wyeth. This includes payments, if any, to Transferred Employees relating to non-exercisable stock options as of the Closing Date. Wyeth shall be liable for any payments, withholding obligations and reporting obligations that arise after the Closing Date under this Section 6.4 under any applicable stock option or stock incentive plan of Wyeth in accordance with its terms.

        6.5 NO HIRING OF TRANSFERRED EMPLOYEES. For a period of [**] after the Closing Date, neither Wyeth nor its Affiliates shall hire as an employee (or retain as a consultant or contractor) any Transferred Employee; provided, however, that Wyeth and its Affiliates may hire any Transferred Employee whose employment has been terminated by Genzyme.

        6.6 NO THIRD PARTY BENEFICIARIES. No provision of this Agreement shall create any third party beneficiary or other rights in any Employee (including any beneficiary or dependent thereof) or any persons in respect of continued employment with Wyeth, or with any of their Affiliates, and no provision of this Agreement shall create any such rights in any such persons in respect of any benefits that may be provided, directly or indirectly, under any Benefit Plan or Benefit Arrangement, or any plan or arrangement which may be maintained or established by Wyeth or any of their Affiliates. No provision of this Agreement shall constitute a limitation on the right of Genzyme or any Affiliates of Genzyme to terminate any Employee at will.

                                    ARTICLE 7
                                    PAYMENTS

        7.1 UP-FRONT PAYMENT. In addition to the repurchase of inventory of Synvisc Product pursuant to Section 5.6 and the other payments hereunder, Genzyme shall pay to Wyeth a non-refundable, one-time payment in the amount of ninety-five million dollars ($95,000,000)


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

on the Closing Date as partial consideration for the termination of the Synvisc Agreements, the transfer of the Acquired Assets and the other rights and licenses granted to Genzyme hereunder.

        7.2 MILESTONE PAYMENT RELATING TO PRODUCT NET SALES. In addition to the other payments hereunder, within thirty (30) days following the achievement by Genzyme (taking into account all Synvisc Net Sales) of the following milestone during the Term and in the Territory, Genzyme shall pay to Wyeth the non-refundable, one-time payment below:

                 MILESTONE EVENT                       AMOUNT
Achievement of Synvisc Net Sales during any            $  60,000,000
twelve (12) month period of at least $200,000,000

        For the avoidance of doubt, the milestone payment under this Section 7.2 shall be payable only once during the Term, irrespective of the number of additional periods during which the milestone event may be achieved.

        7.3 POST-CLOSING PAYMENT. Upon performance of the "Wyeth's Deliverables" in accordance with SCHEDULE 7.3, Genzyme shall pay to Wyeth a one-time, non-refundable payment of twenty million dollars ($20,000,000).

        7.4     CONTINGENT PAYMENTS.

                (a)     PAYMENT RATE. With respect to Cumulative Net Sales:

                        (i) thirty percent (30%) of Cumulative Net Sales for that portion of Cumulative Net Sales that is less than or equal to $438,000,000;

                        (ii) fifteen percent (15%) of Cumulative Net Sales for that portion of the total amount of Cumulative Net Sales that is greater than $438,000,000 but less than or equal to $1,100,000,000; and

                        (iii) no payments shall be owed with respect to Cumulative Net Sales that are greater than $1,100,000,000.

                (b)     CONTINGENT PAYMENT REPORTS AND PAYMENTS. Within fifteen
(15) days after the last day of each calendar month during the Term, Genzyme shall deliver to Wyeth a true and accurate report of Synvisc Net Sales by Genzyme, its Affiliates and licensees during the preceding calendar month period (any such period, a "PAYMENT PERIOD"), with all contingent payments, if any, due under Section 7.4(a) for the period covered by such report being due within thirty (30) days of the end of the applicable calendar month. Such report shall also include (i) a statement of Cumulative Net Sales as of the end of the Payment Period and (ii) the information necessary for Wyeth to verify "Synvisc Net Sales" during the applicable period on a country-by-country (or such other territory as is reported by a Genzyme licensee) and Synvisc Product-by- Synvisc Product basis. Genzyme shall continue to provide such reports for a period


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

of six (6) months following the satisfaction of Genzyme's obligation to make payments to Wyeth under this Agreement, and thereafter no further reports shall be required.

        7.5 PAYMENT METHOD. All payments due to Wyeth under this Agreement shall be made by Genzyme in the United States in U.S. Dollars by wire transfer to a bank account designated by Wyeth.

        7.6 EXCHANGE RATE. For any given Payment Period, if any portion of Synvisc Net Sales would be otherwise determined in currency other than U.S. Dollars then, for the purposes of calculating contingent payments due under
Section 7.4(a), that portion of Synvisc Net Sales attributable to each type of such currency will be converted to U.S. Dollars in the following manner:

                (a) Synvisc Net Sales will be determined in its original currency for each of the three (3) months during the Payment Period; then

                (b) the Synvisc Net Sales values for each month as calculated under Section 7.6(a) will be separately converted into U.S. Dollars based on the average rate of exchange for that month (based on the rates published in the WALL STREET JOURNAL during such month); and then

                (c) the portion of Synvisc Net Sales attributable to that currency for that Payment Period will be the sum of the three (3) monthly values calculated under Section 7.6(b).

        7.7 WITHHOLDINGS. All taxes, assessments and fees of any nature levied or incurred on account of any payments accruing under this Agreement, by national, state or local governments, will be assumed and paid by Genzyme, except taxes levied thereon as income taxes to Wyeth, and if such taxes are required to be withheld by Genzyme by the applicable national, state or local governmental entity, then Genzyme shall deduct such taxes from such payments due to Wyeth and shall pay such taxes on the account of Wyeth, and shall secure and provide to Wyeth a receipt of such payment, together with copies of all pertinent communications from or with such governmental entities with respect thereto. Genzyme agrees to reasonably cooperate with Wyeth in any effort by Wyeth in claiming any exemption from such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted, such cooperation to consist of providing receipts of payment of such withheld tax or other documents reasonably available to Genzyme.

        7.8     RECORDS; AUDIT.

                (a) GENZYME RECORDS. Genzyme will maintain, and cause its Affiliates, and licensees to maintain, complete and accurate records regarding its activities relating to this Agreement (including, without limitation, the means of calculating the amounts which are relevant to the calculation of Synvisc Net Sales under this Agreement), and such records shall be retained and open during reasonable business hours for a period of three (3) years from the creation of individual records for examination or for a longer period of time, if required by applicable law, and not more often than once each calendar year, by an independent certified


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

public accountant that is selected by Wyeth and reasonably acceptable to Genzyme for the sole purpose of verifying the correctness of calculations and classifications of payments made by Genzyme, its Affiliates or licensees, under this Agreement and that is subject to a binding confidentiality and non-use agreement no less restrictive than the terms of Article 14. The auditing expense shall be paid by Wyeth; PROVIDED, HOWEVER, that if the audit reveals an underpayment by Genzyme of amounts due under this Agreement in excess of five percent (5%), Genzyme shall bear and promptly reimburse Wyeth for the auditing expense. In any case, Genzyme shall make any payments necessary to Wyeth to correct any underpayment by Genzyme. Any records or accounting information received from Genzyme, its Affiliates, or licensees shall be Confidential Information for purposes of Article 14. Results of any such audit shall be provided to both Parties, subject to Article 14.

                (b) AUDIT. If there is a dispute between the Parties solely with respect to the results of the audit performed pursuant to Section 7.8(a), Wyeth may refer the issue (an "AUDIT DISAGREEMENT") to an independent certified public accountant (selected in accordance with Section 7.8(b)(ii)) for resolution. In the event Wyeth refers an Audit Disagreement for resolution, the Parties shall comply with the following procedures:

                        (i) Wyeth shall provide written notice to Genzyme that it is invoking the procedures of this Section 7.8(b).

                        (ii) Within thirty (30) business days of the giving of such notice, the Parties shall jointly select a recognized international accounting firm to act as an independent expert to resolve such Audit Disagreement.

                        (iii) The Audit Disagreement submitted for resolution shall be described by the Parties to the independent expert in writing within ten (10) business days of the selection of such independent expert.

                        (iv) The independent expert shall render a decision on the matter (including a determination with respect to the allocation of costs as described in Section 7.8(c)) as soon as practicable.

                        (v) The decision of the independent expert shall be final and binding, unless such Audit Disagreement involves alleged fraud, breach of this Agreement or construction or interpretation of any of the terms and conditions hereof.

                (c) COSTS. The cost of the independent expert shall be borne equally by the two parties and the parties shall otherwise bear their own costs associated with participating in the procedure called for in Section 7.8(b).

        7.9 LATE PAYMENTS. Genzyme shall pay interest to Wyeth on the aggregate amount of any payments that are not paid on or before the date such payments are due under this Agreement at a rate per annum equal to the lesser of the prime interest rate as reported by Chase Manhattan Bank NA plus three percent (3%), for the applicable period, or the highest rate


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

permitted by applicable law, calculated from such payment was due to the date such payment is made.

                                    ARTICLE 8
                                    SERVICES

        8.1 TRANSITION SERVICES. Wyeth shall provide and deliver, and as necessary shall cause its Affiliates or relevant Third Parties to provide and deliver, the transition services and items specified on SCHEDULE 8.1 (collectively, the "TRANSITION SERVICES") in each case by the respective dates described on such schedule and in accordance with the terms and conditions of this Agreement.

        8.2 SERVICES. It is understood that the performance of the Transition Services may be subject to disruption that may be a consequence of the announcement of this Agreement, but such disruption does not release Wyeth from its obligations to perform such Services in accordance with the terms of this Agreement.

        8.3 TRANSITION COORDINATION. As of the Closing Date and for the duration of the Transition Services, each Party shall designate one or more employees to coordinate the management of the Transition Services. At least once every two weeks, these coordinators (or their respective designees) shall meet either in-person or by telephone to assess the progress towards completion of the Transition Services and each will use his or her reasonable efforts to facilitate completion of the Transition Services, including the review of the costs and expenses incurred in connection with the performance of the Transition Services.

        8.4 STANDARDS OF PERFORMANCE. Wyeth shall provide (and cause its Affiliates to provide) the Transition Services with at least the same level of skill, quality, care, timeliness, and cost effectiveness as such services, functions, equipment and tasks existed or were performed prior to the Signing Date, if applicable, but in no event with a standard less that commercial reasonableness; and for such services not performed prior to the Signing Date they shall be performed to a standard of no less than commercial reasonableness. Genzyme will make its facilities, equipment, materials and employees available to Wyeth as necessary and reasonably requested by Wyeth for the provision of the Transition Services.

                                    ARTICLE 9
                     REPRESENTATIONS AND WARRANTIES OF WYETH

        Wyeth represents and warrants as of the Signing Date as follows:

        9.1 DUE ORGANIZATION. Wyeth is a corporation duly organized under the laws of the State of Delaware and has all necessary power and authority to conduct its business in the manner in which it is currently being conducted.

        9.2 THIRD PARTY AGREEMENTS. Neither Wyeth nor any of its Affiliates has entered into any agreement with any Third Party pursuant to which such Third Party has granted a


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

license, or covenant not to sue or to assert, under such Third Party's Patents, which Patents relate to the research, development, manufacture, use, sale, offer for sale of any Synvisc Products.

        9.3 INTELLECTUAL PROPERTY. Wyeth has not granted any sublicense in or to or otherwise Encumbered any of the Genzyme Collaboration IP.

        9.4     PROCEEDINGS; ORDERS.

                (a) There is no pending proceeding, and to the knowledge of Wyeth, no Third Party has threatened by written communication to commence any proceeding: (i) that involves Wyeth and that specifically relates to the Acquired Assets or Wyeth's performance under the Synvisc Agreements; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the execution of this Agreement and the Closing. To the knowledge of Wyeth, no event has occurred, and no claim, dispute or other condition or circumstance exists, that might give rise to or serve as a basis for the commencement of any such proceeding;

                (b) To the knowledge of Wyeth, there are no pending proceedings that involve Wyeth and that specifically relate to the Synvisc Products other than the product liability proceedings set forth in SCHEDULE 9.4(b); and

                (c) To the knowledge of Wyeth, there is no judicial or administrative order relating to any Synvisc Products to which Wyeth is subject.

        9.5 AUTHORITY; BINDING NATURE OF AGREEMENTS. Wyeth has the power and authority to enter into and to perform its obligations under this Agreement. The execution, delivery and performance by Wyeth of this Agreement have been duly authorized by all necessary corporate action on the part of Wyeth. This Agreement constitutes the legal, valid and binding obligation of Wyeth, enforceable against Wyeth in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

        9.6     NON-CONTRAVENTION; CONSENTS.

                (a) The consummation or performance of any of the obligations under this Agreement by Wyeth will not (with or without notice or lapse of time):

                        (i) contravene, conflict with or result in a violation of (A) any of the provisions of Wyeth's Certificate of Incorporation or bylaws, or (B) any resolution adopted by Wyeth's Board of Directors (or any committee thereof) or stockholders;

                        (ii) to the knowledge of Wyeth, contravene, conflict with or result in a violation of, any legal requirement or any judicial or administrative order to which Wyeth, or any of the assets owned or used by Wyeth, is subject; or

                        (iii) result in the imposition or creation of any Encumbrance upon or with respect to the Acquired Assets.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                (b) Other than filings under the HSR Act, Wyeth was not, is not and will not be required to make any filing with or give any notice to, or to obtain any consent from, any person prior to the consummation or performance of this Agreement.

        9.7 BROKERS. Wyeth has not agreed or become obligated to pay, or has taken any action that might result in any Third Party claiming to be entitled to receive, any brokerage commission, finder's fee or similar commission or fee in connection with this Agreement.

        9.8     ADDITIONAL REPRESENTATIONS.

                (a) Wyeth and its Affiliates have no assets (including without limitation any intellectual property rights, information or materials) related solely to the Synvisc Products other than the Acquired Assets;

                (b) To the knowledge of Wyeth, all schedules attached to this Agreement are complete and accurate in all material respects;

                (c) the Acquired Assets are acquired by Genzyme free of any Encumbrances; and

                (d) the inventory of Synvisc Product to be repurchased by Genzyme pursuant to Section 5.6 has not been adulterated or misbranded by Wyeth and has been stored in accordance with Synvisc Product labeling.

        9.9 DISCLAIMER. WYETH MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF INFRINGEMENT, TITLE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 9. WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 9, NOTHING CONTAINED IN THIS AGREEMENT SHALL BE CONSTRUED AS EXTENDING ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE ACQUIRED ASSETS, THE TRANSFERRED INTELLECTUAL PROPERTY OR THE TRANSITION SERVICES.

        9.10    SURVIVAL. The representations and warranties set forth in this
Article 9 shall expire eighteen (18) months after the Closing Date, with the exception of the representation and warranty set forth in Section 9.7 which shall be perpetual. Any claims made with respect to such representations and warranties (including, without limitation, any claim made under Section 13.1) must be brought prior to the applicable expiration date (if any) for such representation and warranty; PROVIDED, HOWEVER, that such expiration date shall not affect the continued adjudication of such claim brought prior to such applicable expiration date.

                                   ARTICLE 10
                    REPRESENTATIONS AND WARRANTIES OF GENZYME


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

        Genzyme represents and warrants as of the Signing Date as follows:

        10.1 DUE ORGANIZATION. Genzyme is a corporation duly organized under the laws of the State of Massachusetts, and has all necessary power and authority to conduct its business in the manner in which it is currently being conducted.

        10.2    NON-CONTRAVENTION; CONSENTS.

                (a) The consummation or performance of any of the obligations under this Agreement by Genzyme will not (with or without notice or lapse of time):

                        (i) contravene, conflict with or result in a violation of (A) any of the provisions of Genzyme's Certificate of Incorporation or bylaws or (B) any resolution adopted by Genzyme's Board of Directors (or any committee thereof) or stockholders; or

                        (ii) to the knowledge of Genzyme, contravene, conflict with or result in a violation of any legal requirement or any judicial or administrative order to which Genzyme or any of the assets owned or used by Genzyme is subject.

                (b) Other than filings under the HSR Act, Genzyme was not, is not and will not be required to make any filing with or give any notice to, or to obtain any consent from, any person prior to the consummation or performance of this Agreement.

        10.3 PROCEEDINGS; ORDERS. There is no pending proceeding, and to the knowledge of Genzyme, Genzyme has not received written notice or other communication threatening to commence any proceeding: (i) that involves Genzyme and that relates to or might affect the Acquired Assets or the ability of Genzyme to perform this Agreement; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the execution of this Agreement and the Closing. To the knowledge of Genzyme, no event has occurred, and no claim, dispute or other condition or circumstance exists, that might give rise to or serve as a basis for the commencement of any such proceeding.

        10.4 AUTHORITY; BINDING NATURE OF AGREEMENT. Genzyme has the right, power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by Genzyme have been duly authorized by all necessary corporate action on the part of Genzyme. This Agreement constitutes the legal, valid and binding obligation of Genzyme, enforceable against Genzyme in accordance with its terms, subject to
(a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

        10.5 BROKERS. Genzyme has not agreed or become obligated to pay, or taken any action that might result in any person or entity claiming to be entitled to receive, any brokerage commission, finder's fee or similar commission or fee in connection with this Agreement.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

        10.6 ADDITIONAL REPRESENTATIONS. Genzyme is not engaged in, and has no current plans to commence, a clinical study for the use of a Synvisc Product for any use other than the treatment of osteoarthritis. As of the Signing Date, other than Synvisc Product for use for the treatment of osteoarthritis, Genzyme is not engaged in, and has no current plans to commence, a clinical study for the use of a candidate Viscosupplement Product.

        10.7 DISCLAIMER. GENZYME MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF INFRINGEMENT, TITLE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 10.

        10.8    SURVIVAL. The representations and warranties set forth in this
Article 10 shall expire eighteen (18) months after the Closing Date, with the exception of the representation and warranty set forth in Section 10.5 which shall be perpetual. Any claims made with respect to such representations and warranties (including, without limitation, any claim made under Section 13.2) must be brought prior to the applicable expiration date (if any) for such representation and warranty; PROVIDED, HOWEVER, that such expiration date shall not affect the continued adjudication of any such claim brought prior to such applicable expiration date.

                                   ARTICLE 11
                              PRE-CLOSING COVENANTS

        11.1    PRE-CLOSING COVENANTS OF WYETH.

                (a) ACCESS. Subject to the provisions of the confidentiality obligations below in Article 14, during the period from the Signing Date through the Closing Date (the "PRE-CLOSING PERIOD"), Wyeth will, after receiving reasonable advance notice from Genzyme, give Genzyme reasonable access (during normal business hours) to Wyeth's facilities, to Wyeth's books and records relating to the Acquired Assets and to the Transferred Employees and will provide Genzyme with such information, data and materials regarding the Acquired Assets and Transferred Employees and any other appropriate matters germane to the subject matter of this Agreement as Genzyme may reasonably request. Such access shall include but not be limited to Wyeth providing Genzyme with the information, data and materials set forth in SCHEDULE 11.1(a) (the "PRE-CLOSING INFORMATION") within a reasonable amount of time but in no event later than the periods set forth in SCHEDULE 11.1(a). After the Closing Date and subject to the confidentiality obligations below in Article 14, Genzyme shall have the right to use the Pre-Closing Information for any purpose related to the Acquired Assets and Transferred Employees. In addition, Wyeth will assist Genzyme in communicating with the Transferred Employees so as to prepare for and facilitate the transition of the Transferred Employees to Genzyme on the Closing Date. All Genzyme employees and agents participating in such facility visits shall comply with all Wyeth written policies and procedures while on Wyeth sites as reasonably notified in advance by Wyeth.

                (b) CONDUCT OF BUSINESS. Except as contemplated or permitted by this Agreement, or as otherwise approved in writing by Genzyme, during the Pre-Closing Period


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Wyeth will (i) continue to sell, promote and distribute the Synvisc Product in substantially the same manner as it has been doing so immediately prior to the Signing Date, including maintaining current levels of sales and marketing investment in the Synvisc Products; (ii) continue to share one-half of the clinical study expenses for the hip trial and the Synvisc II pilot study incurred as of the Closing Date; and (iii) use reasonable efforts to retain, and maintain the integrity and value of, the Wyeth sales force and brand team dedicated to the Synvisc Products (the "WYETH SALES FORCE"). [**] During the Pre-Closing Period and after the Closing Date, Wyeth will not provide any severance benefits to any Employee who declines a position with Genzyme which is offered by Genzyme in accordance with Section 6.2(a). Wyeth shall ensure that the transfer of the Acquired Assets and information under this Agreement complies with all applicable privacy, data protection or data transfer laws and regulations including without limitation the Health Insurance Portability and Accountability Act (HIPAA), as amended, and, to the extent that such privacy regulations restrict Wyeth's ability to transfer any Acquired Assets or information to Genzyme hereunder, the Parties will cooperate and share equally any reasonable Third Party costs, if any, in obtaining any required authorizations or consents for such transfer. Wyeth shall use reasonable efforts to obtain any required consents from any Third Party who is a party to the Assigned Contracts for the assignment of the Assigned Contracts to Genzyme effective on the Closing Date.

                (c) INVENTORY REPORTS. During the Pre-Closing Period, Wyeth shall provide Genzyme with a monthly report of its inventory levels, such report to be substantially in the form attached hereto as SCHEDULE 11.1(c).

                (d) NEGATIVE COVENANTS. Except as contemplated or permitted by this Agreement or as otherwise approved in writing by Genzyme, during the Pre-Closing Period Wyeth will not (i) license or dispose of any material Acquired Assets, (ii) prematurely terminate or materially amend, grant a sublicense under or assign any of the Assigned Contracts, or (iii) commit a material breach of any Assigned Contract. If Wyeth requests Genzyme's approval of a proposed action that would otherwise result in a breach by Wyeth of this
Section 11.1(d), Genzyme will respond promptly to Wyeth's request and will not unreasonably withhold its approval of the proposed action.

                (e) CONDITIONS. Wyeth will use commercially reasonable efforts (i) to cause the conditions set forth in Section 12.1 to be satisfied on a timely basis and (ii) otherwise to cause the Closing to take place as soon as reasonably practicable.

                (f) FINANCIAL STATEMENTS. If requested by Genzyme, Wyeth will provide reasonable assistance, as appropriate, and at Genzyme's expense, for Genzyme to produce any audited financial statements or other financial data required by Genzyme to comply with the requirements of the securities laws with respect to the transaction contemplated in this Agreement.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

        11.2    PRE-CLOSING COVENANTS OF GENZYME.

                (a) PRE-CLOSING COMMITMENTS. Genzyme shall use commercially reasonable efforts to minimize the extent and period of Transition Services required by Genzyme, and to be as ready as permitted by applicable law to take over conduct of the Synvisc Product business in the United States as of the Closing Date.

                (b) CONDITIONS. Genzyme will use commercially reasonable efforts (i) to cause the conditions set forth in Section 12.2 to be satisfied on a timely basis and (ii) otherwise to cause the Closing to take place as soon as reasonably practicable.

        11.3    HSR ACT.

                (a) Each of Genzyme and Wyeth shall, as promptly as practicable after the date hereof, file or supply, or cause to be filed or supplied, all notifications and information required to be filed or supplied pursuant to the HSR Act in connection with the transactions contemplated by this Agreement. Each of Genzyme and Wyeth shall furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission which is necessary under the HSR Act. As promptly as practicable, Genzyme and Wyeth shall make, or cause to be made, all such other filings and submissions under laws, rules and regulations applicable to them, or to their Affiliates, as may be required for them to consummate the transactions contemplated hereby in accordance with the terms of this Agreement. Genzyme and Wyeth shall keep one another apprised of the status of any communications with, and inquiries or requests for additional information from, any governmental authority, including the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, and shall comply promptly with any such inquiry or request. Genzyme shall pay the costs of all filing fees under the HSR Act.

                (b) Each of Genzyme and Wyeth shall use reasonable commercial efforts to resolve any objections that may be asserted by the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice with respect to the transactions contemplated hereby, and shall cooperate with each other to contest any challenges to the transactions contemplated hereby by any such governmental entity. The Parties agree to cooperate and to use their respective reasonable commercial efforts to obtain any government clearances or approvals required for Closing under the HSR Act, to respond to any government requests for information under the HSR Act, and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits the consummation of the transactions contemplated by this Agreement under the HSR Act or which is otherwise required to consummate the transactions contemplated by this Agreement.

                                   ARTICLE 12
                         CONDITIONS PRECEDENT TO CLOSING


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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        12.1    CONDITIONS PRECEDENT TO GENZYME'S OBLIGATION TO CLOSE. Genzyme's
obligation to purchase the Acquired Assets and to take the other actions required to be taken by Genzyme at the Closing and thereafter is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Genzyme, in whole or in part, in writing):

                (a) ACCURACY OF REPRESENTATIONS. Those representations and warranties of Wyeth set forth in Article 9 shall be accurate in all material respects as of the Closing Date as if made on and as of the Closing Date.

                (b) PERFORMANCE OF COVENANTS. Wyeth shall have performed, in all material respects, all covenants required by this Agreement to be performed by Wyeth on or before the Closing Date.

                (c) HSR ACT. The waiting period (and any extension thereof) applicable to the consummation of the Agreement under the HSR Act applicable to the transactions contemplated hereby shall have expired or been terminated.

                (d) ADDITIONAL DOCUMENTS. Wyeth shall have executed and delivered such bills of sale, assignments and other instruments as Genzyme may reasonably require as necessary to evidence and effectuate the transfer of the Acquired Assets to Genzyme.

                (e) NO RESTRAINTS. No injunction or other order preventing the consummation of the transactions contemplated by this Agreement shall have been issued since the Signing Date by any foreign, United States federal or state court of competent jurisdiction and shall remain in effect; and no foreign, United States federal or state law, rule or regulation that makes consummation of the transactions contemplated by this Agreement illegal shall have been enacted or adopted since the Signing Date and shall remain in effect.

        12.2 CONDITIONS PRECEDENT TO WYETH'S OBLIGATION TO CLOSE. Wyeth's obligation to sell and transfer the Acquired Assets to Genzyme and to take the other actions required to be taken by Wyeth at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Wyeth, in whole or in part, in writing):

                (a) ACCURACY OF REPRESENTATIONS. The representations and warranties of Genzyme set forth in Article 10 shall be accurate in all material respects as of the Closing Date as if made on and as of the Closing Date.

                (b) PERFORMANCE OF COVENANTS. Genzyme shall have performed, in all material respects, all covenants required by this Agreement to be performed by Genzyme on or before the Closing Date.

                (c) HSR ACT. The waiting period (and any extension thereof) applicable to the consummation of the Agreement under the HSR Act applicable to the transactions contemplated hereby shall have expired or been terminated.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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                (d)     NO RESTRAINTS. No injunction or other order preventing
the consummation of the transactions contemplated by this Agreement shall have been issued since the Signing Date by any foreign, United States federal or state court of competent jurisdiction and shall remain in effect; and no foreign, United States federal or state, law, rule or regulation that makes consummation of the transactions contemplated by this Agreement illegal shall have been enacted or adopted since the Signing Date and shall remain in effect.

                (e) ADDITIONAL DOCUMENTS. Genzyme shall have executed and delivered such other documents as Wyeth may reasonably require evidencing Genzyme's assumption of the obligations being assigned to Genzyme pursuant to this Agreement.

                                   ARTICLE 13
                                 INDEMNIFICATION

        13.1 INDEMNIFICATION BY WYETH. Except as set forth in Section 13.2 hereof, and except to the extent caused by Genzyme's, or its Affiliates' or licensees' negligent, reckless or willful acts or omissions, Wyeth shall indemnify, defend and hold Genzyme and its directors, officers, employees, agents and Affiliates harmless from and against any liabilities, damages, costs or expenses, including reasonable attorneys' fees (collectively, "DAMAGES") incurred or suffered as the result of Third Party claims, demands, or judgments to the extent arising out of or relating to: (a) any material breach of any covenant, agreement, representation or warranty of Wyeth contained in this Agreement, and (b) any Product Liability relating to Synvisc Product sold by Wyeth prior to the Closing but excluding defects introduced into such Synvisc Product by Genzyme in violation of the warranties under the Supply Agreement. The indemnification obligations arising in connection with the breach of any representation or warranty by Wyeth shall expire upon the expiration of the applicable representation or warranty as set forth in Section 9.10 or, if later, with respect to any claim brought under this Section 13.1 prior to the expiration date of the applicable representation or warranty, until the final adjudication of such claim.

        13.2 INDEMNIFICATION BY GENZYME. Except as set forth in Section 13.1 hereof, and except to the extent caused by Wyeth's or its Affiliates', or licensees' negligent, reckless or willful acts or omissions, Genzyme shall indemnify, defend and hold Wyeth and its directors, officers, employees, agents and Affiliates harmless from and against any Damages incurred or suffered as the result of Third Party claims, demands, or judgments, to the extent arising out of or relating to: (a) any activities relating to any Synvisc Product, including without limitation the development, manufacture, storage, distribution, promotion, and commercialization of Products, that are performed by or on behalf of Genzyme, its Affiliates, or licensees after the Closing; (b) any Product Liability relating to any Synvisc Product sold by Genzyme after the Closing, and
(c) any material breach of any covenant, agreement, representation or warranty of Genzyme contained in this Agreement. The indemnification obligations arising in connection with the breach of any representation or warranty by Genzyme shall expire upon the expiration of the applicable representation or warranty as set forth in Section 10.7, or, if later, with respect to any claim brought under this Section 13.2 prior to the expiration date of the applicable representation and warranty, until the final adjudication of such claim.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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        13.3    INDEMNIFICATION PROCEDURE. Each Party will notify the other
Party in writing in the event it becomes aware of a claim for which indemnification may be sought hereunder. In case any proceeding (including any governmental investigation) shall be instituted involving any Party in respect of which indemnity may be sought pursuant to this Article 13, such Party (the "INDEMNIFIED PARTY") shall promptly notify the other Party (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party and Indemnified Party shall meet to discuss how to respond to any claims that are the subject matter of such proceeding. The Indemnified Party shall cooperate fully with the Indemnifying Party in defense of such matter. The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them. All such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but, if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnifying Party shall not, without the written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which the Indemnified Party is, or arising out of the same set of facts could have been, a party and indemnity could have been sought hereunder by the Indemnified Party, unless such settlement includes an unconditional release of the Indemnified Party from all liability on claims that are the subject matter of such proceeding.

        13.4 INDEMNIFICATION FOR ACTIVITIES PRIOR TO CLOSING. Except as provided in Section 2.2 of this Agreement, the obligations of the Parties under
Article 11 of the U.S. License Agreement and Article 11 of the Supply Agreement (and, solely to the extent necessary to give meaning to such obligations, any representations or warranties contained in these agreements) shall survive termination of the Synvisc Agreements solely with respect to those activities conducted prior to the Closing by either of the Parties.

        13.5 INSURANCE. Genzyme shall obtain by the Closing Date and maintain at all times during the three (3) year period thereafter, Products Liability Insurance with reputable and financially secure insurance carriers each having an A.M. Best rating of A-VII or better, to cover its indemnification obligations under Section 13.2, with limits of not less than one million dollars ($1,000,000.00) per occurrence and five million dollars ($5,000,000.00) in the aggregate. Genzyme shall provide Wyeth with a Certificate of Insurance evidencing this coverage within thirty (30) days after the Closing. Genzyme shall have the right to maintain self-insurance with respect to all or a part of its insurance obligations under this Section 13.5.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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                                   ARTICLE 14
                                 CONFIDENTIALITY

        14.1    NON-DISCLOSURE AND NON-USE.

                (a) Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, Wyeth agrees to keep confidential, and not to publish or otherwise disclose or use for any purpose other than as provided for in this Agreement, any Genzyme Confidential Information.

                (b) Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, Genzyme agrees to keep confidential, and not to publish or otherwise disclose or use for any purpose other than as provided for in this Agreement, any Wyeth Confidential Information.

                (c)     The obligations set forth in the foregoing Sections 14.1
(a) and (b) shall not apply to Confidential Information of a Party to the extent the receiving Party establishes that such Confidential information:

                        (i) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

                        (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

                        (iii) became generally available to the public or otherwise part of the public domain after its disclosure to the receiving Party, and other than through any act or omission of the receiving Party in breach of this Agreement;

                        (iv) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or

                        (v) was independently developed by employees of the receiving Party who had no knowledge of or access to the Confidential Information of the other Party.

        14.2    AUTHORIZED DISCLOSURE.

                (a) Each Party may disclose Confidential Information of the other Party to the extent such disclosure is required by an order of a court or other government agency or is required to comply with applicable governmental regulations, PROVIDED, HOWEVER, that if a Party is required by court order, law or regulation to make any such disclosures of the other Party's Confidential Information it will give reasonable advance notice to the other Party sufficient to allow such other Party to seek confidential treatment of such Confidential Information.

                (b) Wyeth may disclose Genzyme Confidential Information, without prior notice to Genzyme, (i) in connection with the performance of the Transition Services described


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

in Article 8, to its Affiliates, permitted subcontractors, employees, consultants, representatives or agents who are providing such Transition Services, and (ii) to existing or potential acquirers or merger candidates, each of whom prior to disclosure must be subject to a binding confidentiality agreement.

                (c) Genzyme may disclose Wyeth Confidential Information, without prior notice to Wyeth, (i) in connection with the research, development, manufacture, use or sale of Synvisc Products or in the performance of this Agreement, to its Affiliates, licensees, employees, consultants, representatives or agents, and (ii) to existing or potential acquirers or merger candidates, potential collaborators, investment bankers, existing or potential investors, venture capital firms or other financial institutions or investors for purposes of obtaining financing, each of whom prior to disclosure must be subject to a binding confidentiality agreement.

        14.3 PUBLICITY. The Parties agree that the public announcement of the execution of this Agreement shall be substantially in the form of the press release to be mutually agreed to by the Parties. Any other publication, news release or other written public announcement referring to the other Party relating to this Agreement, or such other Party's performance hereunder or under the Synvisc Agreements, shall first be reviewed and approved by both Parties, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that any disclosure which is required by law or by stock exchange regulations as advised by the disclosing Party's counsel may be made without the prior consent of the other Party, although the other Party shall be given prompt notice of any such legally or otherwise required disclosure and to the extent practicable shall provide the other Party an opportunity to comment on the proposed disclosure.

                                   ARTICLE 15
                     MUTUAL RELEASE; LIMITATIONS ON REMEDIES

        15.1    MUTUAL RELEASE.

                (a)     DEFINITIONS.

                        (i) The term "ASSOCIATED PARTIES," when used herein with respect to a Party, shall mean and include: (A) such Party's predecessors, successors, executors, administrators, heirs and estate; (B) such Party's past, present and future assigns, directors, officers, employees, agents and representatives; (C) each entity that such Party has the power to bind (by such Party's acts or signature) or over which such Party directly or indirectly exercises control; and (D) each entity of which such Party owns, directly or indirectly, at least 50% of the outstanding equity, beneficial, proprietary, ownership or voting interests. For clarity, the term "Associated Parties" shall include without limitation any and all Affiliates.

                        (ii) The term "CLAIMS" shall mean and include all past, present and future disputes, claims, controversies, demands, rights, obligations, liabilities, actions and causes of action of every kind and nature, including without limitation (A) any unknown, unsuspected or undisclosed claim;
(B) any claim or right that may be asserted or exercised in a capacity as a stockholder, director, officer or employee, or in any other capacity; and (C) any claim, right or


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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cause of action based upon any breach of any express, implied, oral or written contract or agreement.

                        (iii) The term "RELEASED CLAIMS," when used herein with respect to a Party, shall mean and include each and every Claim that (A) such Party may have had in the past, may now have or may have in the future against the other Party or its Associated Parties, and (B) has arisen or arises directly or indirectly out of, or relates directly or indirectly to, any circumstance, agreement, activity, action, omission, event or matter occurring or existing on or prior to the Signing Date to the extent such Claim relates to or arises under the Synvisc Agreements; PROVIDED, HOWEVER, that the Released Claims shall exclude: (1) any and all rights to seek and obtain indemnification under this Agreement and the Synvisc Agreements to the extent that such rights expressly survive termination of the Synvisc Agreements pursuant to Section 13.4 of this Agreement; and (2) any and all rights to seek and obtain enforcement of, or a remedy arising out of the breach of, any obligation provided for in this Agreement.

                (b) RELEASE. Each Party, for itself and for each of its Affiliates, hereby generally, irrevocably, unconditionally and completely releases and forever discharges the other Party and each of the other Party's Associated Parties from, and hereby irrevocably, unconditionally and completely waives and relinquishes, each of such Party's Released Claims. The Parties acknowledge they are aware that they may hereafter discover facts in addition to or different from those now known or believed to be true with respect to the subject matter of this release, but that it is their intention to hereby fully, finally and forever settle and release all such claims, disputes and differences, known or unknown, suspected or unsuspected, that now exist or heretofore have existed between the Parties and that in furtherance of such intention, this release shall remain in effect as a full and complete release notwithstanding the discovery or existence of any such additional or different facts.

        15.2 LIMITATION OF REMEDIES. The Parties agree and acknowledge that, effective as of the Closing Date, the termination of the Synvisc Agreements and Genzyme's acquisition of any and all of the rights in and to the Acquired Assets described in Article 3, the transfer of those Acquired Assets pursuant to this Agreement are final and irrevocable and shall in no way be modified, altered or subject to any limitation, notwithstanding any alleged breach by Genzyme of any provision hereunder, any alleged breach or default of any other obligation owed to Wyeth, or termination of all or any portion of this Agreement for any reason. In the event of any dispute arising out of or relating to Genzyme's payment obligations under Article 7 hereunder, Wyeth agrees and understands that its sole and exclusive remedy for any such claim shall be a claim for monetary damages from and against Genzyme and that it hereby waives any and all remedies or claims for equitable or other forms of relief, except for monetary damages.

        15.3 CONSEQUENTIAL DAMAGES. IN NO EVENT WILL EITHER PARTY OR ITS AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, TREBLE OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY; PROVIDED, HOWEVER, THAT THIS LIMITATION WILL NOT LIMIT THE INDEMNIFICATION OBLIGATION OF SUCH PARTY UNDER THE PROVISIONS OF ARTICLE 13 FOR SUCH DAMAGES


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CLAIMED BY A THIRD PARTY OR A PARTY'S LIABILITY FOR BREACH OF ITS OBLIGATIONS
UNDER ARTICLE 14.

        15.4 REMEDIES. Other than as set forth in Section 15.2, nothing in this Agreement will limit either Party's right to seek immediate injunctive or other equitable relief whenever the facts or circumstances would permit a Party to seek such relief in a court of competent jurisdiction.

                                   ARTICLE 16
                          CLOSING; TERM AND TERMINATION

        16.1 TERM. Unless terminated prior to Closing under Section 16.2, the terms and conditions of this Agreement will commence on the Signing Date and will continue in full force and effect during the Term, except for certain obligations that are limited in time as specified throughout this Agreement.

        16.2 TERMINATION RIGHT. Either Party shall have the right prior to Closing to terminate this Agreement effective immediately upon written notice to the other Party if the Closing does not occur upon the later of (i) the HSR Clearance Date or (ii) March 31, 2005, solely because the conditions in Sections 12.1(c) and 12.2(c) have not been satisfied. After the conditions in Sections 12.1(c) and 12.2(c) have been fulfilled, either Party may terminate this Agreement prior to Closing if, and only if, the other Party is unable to fulfill its other Closing conditions under Sections 12.1 or 12.2, as applicable, and such terminating Party has not waived fulfillment of such other Closing conditions, in each case no later than fifteen (15) business days after the satisfaction of the conditions set forth in Sections 12.1(c) and 12.2(c). Each Party shall be liable and responsible for all costs incurred by such Party in connection with the transactions contemplated by this Agreement in the event of such termination. For avoidance of doubt, neither Party may terminate this Agreement after Closing. As used herein, the term "HSR CLEARANCE DATE" shall mean the earlier of (a) the date on which the United States Federal Trade Commission shall notify Genzyme and Wyeth of early termination of the applicable waiting period under the HSR Act or (b) the day after the date on which the applicable waiting period under the HSR Act expires.

        16.3    SURVIVAL.

                (a) The provisions of Articles 3, 14, and 15 and Sections 2.1, 2.2. 4.1, 6.6, 7.4(b), 7.5, 7.6, 7.7, 7.8, 7.9, 9.7, 10.5, 13.1, 13.2,
13.3, 13.4, 16.3, 17.2, 18.1, 18.3 through 18.12, together with any definitions used or exhibits, schedules, or appendices referenced in the foregoing Articles and Sections, will survive any expiration of this Agreement.

                (b) In the event of termination of this Agreement as permitted under Section 16.2 above, it shall forthwith be void and have no effect, without liability or obligations as a result of such termination on the part of any Party, its directors, officers or stockholders, except that the provisions of Sections 9.7, 10.5, 16.3, 17.1, 17.2, 18.1 and 18.3 through 18.12 together with any definitions used or exhibits, schedules, or appendices referenced in the foregoing Articles and Sections, will survive such termination. Nothing contained herein shall relieve any Party from liability for any breach of this Agreement occurring before such termination.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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                                   ARTICLE 17
                               DISPUTE RESOLUTION

        17.1 EXECUTIVE OFFICERS. The Parties will try to settle their differences amicably between themselves. If any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement, including the performance or alleged non-performance of a Party of its obligations under this Agreement (each a "DISPUTE") arises between the Parties, then a Party may notify the other Party in writing of such Dispute. If such Dispute is not resolved within ten (10) business days of such notice, the Parties hereby agree to resolve such Dispute by referring the Dispute to their respective executive officers designated below or their designees, for attempted resolution by negotiations within fifteen (15) business days after such notice of Dispute is received. The designated officers are as follows:

        For Wyeth: President Wyeth North America and Global Business

        For Genzyme: Genzyme Chief Executive Officer

        17.2    LITIGATION.

                (a) In the event the designated officers are unable to resolve such Dispute within the fifteen (15) business day period under Section 17.1, then the Parties hereby agree that they shall be permitted to pursue all available remedies at law or in equity, PROVIDED HOWEVER, that no lawsuit may be commenced by a Party unless it gives the other Party fifteen (15) business days notice of its intent to initiate an action. The Parties agree that all disputes will be submitted for resolution to the United States District Court for the District of Massachusetts, and consent to venue in and the jurisdiction of that Court.

                (b)     THE PARTIES WAIVE THE RIGHT TO TRIAL BY JURY.

                                   ARTICLE 18
                                  MISCELLANEOUS

        18.1 ASSIGNMENT. Either Party may assign its rights or obligations under this Agreement in writing. This Agreement shall survive any merger, acquisition or similar reorganization of either Party with or into, or the sale of all or substantially all of such Party's assets related to the business to which this Agreement relates sale of assets to, another party; provided, that in the event of such merger, reorganization or sale, no intellectual property rights of the acquiring corporation shall be included in the technology licensed hereunder. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement shall be void.

        18.2 CONSENTS NOT UNREASONABLY WITHHELD OR DELAYED. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

consent or approval shall not unreasonably be withheld or delayed, unless specifically otherwise provided.

        18.3 NOTICES. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; PROVIDED, THAT notices of a change of address shall be effective only upon receipt thereof). Notice shall become effective upon receipt.

        If to Genzyme:

        Genzyme Corporation
        55 Cambridge Parkway
        Cambridge, MA  02142
        Attention: President, Genzyme Biosurgery
        Facsimile: (617) 761-8918

        With a copy to:

        Genzyme Corporation
        500 Kendall Street
        Cambridge, MA  02142
        Attention: General Counsel
        Facsimile: (617) 252-7553

        If to Wyeth:

        Wyeth Pharmaceuticals
        500 Arcola Road
        Collegeville, PA 19426
        Attention: Senior Vice President, Business Development
        Facsimile: (484) 865-9301

        With a copy to:

        Wyeth
        Five Giralda Farms
        Madison, NJ 07940
        Attention: General Counsel
        Facsimile: (973) 660-7050

        18.4 WAIVER. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or any other of such Party's rights or remedies provided in this Agreement.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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        18.5    SEVERABILITY. If any term, covenant or condition of this
Agreement or the application thereof to any Party or circumstances shall, to any extent, be held to be invalid or unenforceable, then (a) the remainder of this Agreement, or the application of such term, covenant or condition to the Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (b) the Parties covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

        18.6 CONSTRUCTION. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. Except where the context otherwise requires, where used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

        18.7 GOVERNING LAW. This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Massachusetts, without regard to conflicts of laws, except for questions regarding Patents, which shall be governed by and interpreted under the patent laws of the United States.

        18.8 HEADINGS. The Sections and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of the Sections or paragraphs to which they apply.

        18.9 FACSIMILE EXECUTION; COUNTERPARTS. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        18.10   ENTIRE AGREEMENT; AMENDMENTS.

                (a) This Agreement, including all addendums, exhibits, schedules and attachments attached hereto, sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof, and supersedes and terminates all prior agreements and understandings between the Parties with respect to such subject matter, including but not limited to the Synvisc Agreements, except as expressly set forth in Section 2.1. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to such subject matter other than as set forth in this Agreement as described above. In the event of any conflict between this Agreement and the Pharmacovigilance Procedures Addendum effective October 29, 2003, this Agreement shall govern.

                (b) No alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties. This Agreement, including without limitation, the addendums, exhibits,


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

schedules and attachments hereto, is intended to define the full extent of the legally enforceable undertakings of the Parties with respect to the subject matter hereof, and no promise or representation, written or oral, which is not set forth explicitly is intended by either Party to be legally binding. Both Parties acknowledge that in deciding to enter into the Agreements and to consummate the transaction contemplated thereby neither Party has relied upon any statement or representations, written or oral, other than those explicitly set forth herein.

        18.11 INDEPENDENT CONTRACTORS. The status of the Parties under this Agreement shall be that of independent contractors. Neither Party shall have the right to enter into any agreements on behalf of the other Party, nor shall it represent to any person that it has any such right or authority. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the Parties.

        18.12 CURRENCY. The references in this Agreement to amounts expressed in dollars ($) shall mean United States Dollars.

        18.13 FORCE MAJEURE. No failure or omission by the Parties in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the reasonable control of the Parties, including, but not limited to, the following: acts of God; acts or omissions of any government; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; terrorism; insurrection; riot; and invasion and provided, that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes. The Party claiming force majeure shall notify the other Party with notice of the force majeure event as soon as practicable, but in no event longer than three (3) days after its occurrence with respect to an event that prevents Wyeth from complying with its obligations under Sections 5.2 and 5.4, and otherwise within ten (10) business days after its occurrence, which notice shall reasonably identify such obligations under this Agreement and the extent to which performance thereof will be affected.

                            [SIGNATURE PAGE FOLLOWS]


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

        IN WITNESS WHEREOF, Genzyme and Wyeth have caused this Agreement to be executed as of the date first written above by their respective duly authorized officers.

WYETH, ACTING THROUGH ITS
WYETH PHARMACEUTICALS DIVISION


By:  /s/Robert A. Dougan
Name: Robert A. Dougan
Title: Senior Vice President


GENZYME CORPORATION


By:  /s/Henri A. Termeer
Name: Henri A. Termeer
Title: President, Chairman and CEO


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                  SCHEDULE 1.6
                                    EMPLOYEES

EAST REGION

       LAST NAME                         FIRST NAME                           JOBTITLE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Abesada-mata                       Ana                                  Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Alkire                             Judith                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Barese                             Adam                                 Dist mgr
-----------------------------------------------------------------------------------------------------------------------------
Barnett                            John                                 Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Boeckenstedt                       Kim                                  Dist mgr i
-----------------------------------------------------------------------------------------------------------------------------
Bowers                             Terry                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Brudermann                         Christine                            Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Bryant                             William                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Ciullo                             Jessica                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Davenporte II                      Phillip                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Dehn                               Cheryl                               Dist mgr ii
-----------------------------------------------------------------------------------------------------------------------------
Delgo                              Reynaldo                             Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Dolan                              Laurel                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Ferguson                           Richard                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Fitzgibbons                        Nancy                                Dist mgr i
-----------------------------------------------------------------------------------------------------------------------------
Franklin                           Raymond                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Gabriel                            Maritza                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Gillis                             Robert                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Goodwin                            Ronald                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Kardash                            Christine                            Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Lane                               Wendy                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Lanius                             Avery                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Lavdas                             Anthony                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Makhoul                            George                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Manning                            Jeffrey                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Marcy                              Jay                                  Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Martin                             William                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
McKiernan                          James                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
McMillan                           Linda                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Melton                             Marlette                             Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Miller                             Julie                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Monk                               Ladd                                 Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Montgomery                         Erin                                 Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Nelson                             Joanne                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
New                                Natalie                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
O'Leary                            William                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Peek                               B. Randall                           Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Reagan                             John                                 Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Reno                               Jamie                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Rosa                               Rafael                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Ryan                               Anne                                 Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Samko                              Susan                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Sargent                            Enraku                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Sharpe                             Timothy                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Smith                              Douglas                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Smith                              Kermit                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Stephan                            Jerome                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Tassone                            Lauren                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Tsui                               Keung                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Tynan                              Sarah                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Verrette                           Carl                                 Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Wasielewski                        Michael                              Dist mgr i
-----------------------------------------------------------------------------------------------------------------------------
Winkfield                          Milton                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------

WEST REGION

       LAST NAME                         FIRST NAME                           JOBTITLE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Bickmore                           Charles                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Brandt                             Christopher                          Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Cielak                             Gregory                              Dist mgr i
-----------------------------------------------------------------------------------------------------------------------------
Clark                              Kelly                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Clark                              David                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Clements                           Tiffany                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Crossin                            Michael                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Denson                             Mark                                 Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Dustin                             Michael                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Forouzi                            Hamid                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Frieling                           Lisa                                 Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Fuecker                            Michael                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Galeazzi                           Timothy                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Ganann                             Jerry                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
George                             Nicole                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Gerking                            Timothy                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Godwin                             Jared                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Goltzman                           Mark                                 Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Grace                              Duane                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Gravley                            Charles                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Griggs                             Ronald                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Hart                               Gregory                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Hayden                             Ben                                  Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Hicks                              Tricia                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Honeycutt Jr.                      Lynn                                 Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Hornak                             Jennifer                             Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Hurbis                             Terri                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Jackson                            Michael                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Johlfs                             John                                 Dist mgr i
-----------------------------------------------------------------------------------------------------------------------------
Kimmi                              Philip                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Lister                             Brent                                Dist mgr i
-----------------------------------------------------------------------------------------------------------------------------
Marnatti                           James                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Miller                             Rodney                               Dist mgr i
-----------------------------------------------------------------------------------------------------------------------------
Rogers                             Kane                                 Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Ryan                               Kelly                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Savage                             David                                Dist mgr i
-----------------------------------------------------------------------------------------------------------------------------
Severson                           David                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Shahfari                           Ida                                  Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Sullivan                           Barbara                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Susan Jr/                          Richard                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Swetnam                            Randall                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Timmons                            Donnie                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Valero                             Patrick                              Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Wallace                            James                                Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Walz                               Kay                                  Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Warren                             J. Brent                             Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Weiszhaar                          Curtis                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Yaklich                            Gary                                 Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------
Yokoyama                           Amelia                               Musculoskel spec mgr
-----------------------------------------------------------------------------------------------------------------------------


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                  SCHEDULE 1.17
                              GOVERNMENT CONTRACTS

VETERANS ADMINISTRATION

        Vicky Bates
        Contracting Officer
        VA NAC
        Department of Veterans Affairs
        1st Ave. One Block North 22nd Street
        Hines, IL 60141 Phone: 708-786-4949
        USE ABOVE FOR VA PRIME VENDOR, MILITARY AND STATE VETERANS HOME
        INQUIRIES.
        VA Contract #: V797P-5406X

PHS/340B

        Jimmy Mitchell, Director
        HRSA
        DHHS/HRSA/BPHC/Office of Pharmacy Affairs
        4350 East-West Highway
        Room EWT/9-1D2
        Bethesda, MD 20814
        Phone: 301-594-4353

        340B Contract #: A79369-4


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                 SCHEDULE 3.1(b)
                                WYETH TRADEMARKS

SYNVISION                Common law mark used by Wyeth for a CD-ROM training
                         module for the SYNVISC brand team)

"wave design"            Appears on packaging, advertising and promotional
                         material(s) Not registered nor has Wyeth filed any application.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                 SCHEDULE 3.1(c)
                              CUSTOMER INFORMATION

CUSTOMER LISTS.

The following Acquired Assets shall be provided to Genzyme in a secure electronic format that is mutually agreed upon by the Parties, which will include the translations of any data codes and the configuration of the SalesWork application in which the data is stored. To the extent that Wyeth is prohibited from providing any of the Acquired Assets listed below due to its contractual obligations with IMS or SDI, Wyeth shall only be obligated to provide such Acquired Assets to Genzyme if IMS or SDI, as applicable, consents to such provision by Wyeth. Wyeth shall use reasonable efforts to obtain such consent during the Pre-Closing Period. Wyeth shall have no obligation to make any payments in connection with obtaining such consents unless Genzyme agrees to reimburse Wyeth for such payments. The following items shall be provided for all Synvisc Product customers beginning in October 2002 through the Closing Date.

                1. Synvisc Product customer information including without limitation customer number and all related contact data, state licensure number and/or DEA licensure number, territory code, and address details, bill-to number and all related credit terms, credit limit, and customer address details, Ship-to number and all related shipping terms and address details, and a returns history and credit history for each customer. In addition, the parties shall reasonably agree on the extent to which Genzyme requires a hard copy of each state licensure certificate that Wyeth has on file for physicians who have purchased Synvisc Products from Wyeth, and the parties will reasonably agree on a mechanism for providing Genzyme with the necessary certificates.

                2. For each of the Synvisc Product customer accounts that are captured in the SalesWorks application, Wyeth shall provide a list of existing sales account contacts with the following information to the extent available: contact name, addresses, phone numbers, Wyeth customer number, IMS customer number, customer notes, email addresses, customer to customer affiliations, Wyeth direct sales revenues, and all recorded call information (including call notes).

                3. The following Synvisc Product customer billing information: customer number and related address details as of the billing, bill-to number and related address details as of the billing, ship-to number and related address details as of the billing, invoice number, identification of how the customer pricing was determined (catalog, contract, or promotion) (to be provided only pursuant to paragraph (c) below), date of billing, date of shipment, and line item details for item number, quantity ordered, quantity shipped, lot number, item price (to be provided only pursuant to paragraph (c) below), warehouse where the inventory was shipped from and any details as to how the Synvisc Product was shipped and additional charges related to the shipment and/or handling.

The above information shall be provided as soon as is reasonably possible by Wyeth, but in no event later than the following dates. Genzyme represents that, prior to the Closing Date, such information provided at the times set forth in
(a) and (b) below shall be maintained in a secure


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

manner as "Confidential Information" of Wyeth under the existing confidentiality agreement and shall be accessible only to Genzyme's employees, agents, consultants and contractors, including its information technology personnel, who have a need to know such information solely in order to prepare Genzyme's internal data management systems and to prepare to consummate the transaction contemplated in this Agreement on the Closing Date.

                (a) within ten (10) days following the Signing Date, a sample of the above information of sufficient size to reasonably allow Genzyme to perform mapping and related information technology activities in preparation for the full transfer of data to Genzyme;

                (b) on or before December 1, 2004, all of the data above for all customers who have purchased Synvisc Product during the one year period prior to the Signing Date; and

                (c) within ten (10) days following the Closing Date, all data above for all customers who have purchased Synvisc Product beginning in October 2002 until the Closing Date.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                 SCHEDULE 3.1(d)
                                  DOMAIN NAMES

                DOMAIN NAME          STATUS                 DIVISION          COUNTRY            EXPIRES
--------------------------------------------------------------------------------------------------------
             helloknees.org          Active          Pharmaceuticals              USA          1/28/2006
             helloknees.biz          Active          Pharmaceuticals              USA          1/27/2006
              helloknees.us          Active          Pharmaceuticals              USA          12/8/2005
            Helloknees.info          Active          Pharmaceuticals              USA          12/9/2005
            Hello-knees.com          Active          Pharmaceuticals              USA          12/9/2005
             helloknees.net          Active          Pharmaceuticals              USA          12/9/2005
             Helloknees.com          Active          Pharmaceuticals              USA          12/9/2005
         Knee-painrelief.us          Active          Pharmaceuticals              USA          11/2/2005
       Knee-painrelief.info          Active          Pharmaceuticals              USA          11/3/2005
        Knee-painrelief.biz          Active          Pharmaceuticals              USA          11/2/2005
        Knee-painrelief.org          Active          Pharmaceuticals              USA          11/3/2005
        Knee-painrelief.net          Active          Pharmaceuticals              USA          11/3/2005
        knee-painrelief.com          Active          Pharmaceuticals              USA          11/3/2005
         Kneepain-relief.us          Active          Pharmaceuticals              USA          11/2/2005
       Kneepain-relief.info          Active          Pharmaceuticals              USA          11/3/2005
        Kneepain-relief.biz          Active          Pharmaceuticals              USA          11/2/2005
        Kneepain-relief.org          Active          Pharmaceuticals              USA          11/3/2005
        Kneepain-relief.net          Active          Pharmaceuticals              USA          11/3/2005
        Knee-pain-relief.us          Active          Pharmaceuticals              USA          11/2/2005
      knee-pain-relief.info          Active          Pharmaceuticals              USA          11/3/2005
       Knee-pain-relief.biz          Active          Pharmaceuticals              USA          11/2/2005
       knee-pain-relief.org          Active          Pharmaceuticals              USA          11/3/2005
       Knee-pain-relief.net          Active          Pharmaceuticals              USA          11/3/2005
       knee-pain-relief.com          Active          Pharmaceuticals              USA          11/3/2005
          Kneepainrelief.us          Active          Pharmaceuticals              USA          11/2/2005
        Kneepainrelief.info          Active          Pharmaceuticals              USA          11/3/2005
         Kneepainrelief.biz          Active          Pharmaceuticals              USA          11/2/2005
         Kneepainrelief.org          Active          Pharmaceuticals              USA          11/3/2005
         Kneepainrelief.net          Active          Pharmaceuticals              USA          11/3/2005
Osteoarthritisoftheknee.com          Active          Pharmaceuticals              USA          4/10/2005
 Osteoarthritis-of-knee.com          Active          Pharmaceuticals              USA          4/10/2005


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                 SCHEDULE 3.1(e)
                                  CLINICAL DATA

The following Acquired Assets shall be provided to Genzyme within thirty (30) days after the Closing Date:

1. Copies of existing consulting and investigator agreements for Global Medical Affairs Studies 901 and 902.

2. Existing study Master Files, to be determined by the Parties during the Pre-Closing Period, for studies 300, 901, 902, MOVE and Burden of Illness.

3. Existing SAS datasets and existing database QC documentation for studies 300, 901, 902, MOVE and Burden of Illness.

4. Existing Statistical Analysis Plans for studies 300, 901, MOVE and Burden of Illness.

5. Existing editing guidelines for Data Management Plans (review guidelines and coding conventions) for studies 300, 901, MOVE and Burden of Illness.

6.      Existing CRFs (blank and completed) for studies 300, 901 and MOVE.

7. Existing updated tracking report for the Investigator Originated Proposal Research Agreements with Dr. Melvin P. Rosenwasser, Dr. Lisa Mandl, Dr. Carlos Guanche, Dr. Kevin Paul Shea, Dr. Victoria Brander and Sue Ann Sisto, Ph.D.

8. Existing audit reports / certificates for studies 901, Dr. Waddell's repeat treatment study and MOVE.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                 SCHEDULE 3.1(f)
                           MARKETING AND SALES ASSETS

The following Acquired Assets shall be provided to Genzyme on or before the Closing Date, unless otherwise noted below. To the extent that Wyeth is prohibited from providing any of the Acquired Assets listed below due to its contractual obligations with IMS or SDI, Wyeth shall only be obligated to provide such Acquired Assets to Genzyme if IMS or SDI, as applicable, consents to such provision by Wyeth. Wyeth shall use reasonable efforts to obtain such consent during the Pre-Closing Period. Wyeth shall have no obligation to make any payments in connection with obtaining such consents unless Genzyme agrees to reimburse Wyeth for such payments.

MARKETING

1.      Existing electronic files for promotional materials in use.

2.      Existing electronic files for promotional items in development.

3. One copy of existing ad/prom materials shall be provided within ten (10) days following the Signing Date. At least ten (10) days prior to the Closing Date, Genzyme shall inform Wyeth in writing of the ad/prom materials to be shipped to Genzyme on or before the Closing Date. Within a reasonable time period following the Closing Date, Wyeth shall destroy all ad/prom materials that were not requested by Genzyme.

4. Existing Synvisc Product related files on competitive viscosupplement products.

5.      2005 ad/prom agency plans for professional, consumer, and PR agencies.

6. Existing Synvisc Product related market research for up to 36 months prior to Closing Date for product positioning, penetration, pricing, and consumers.

7.      Existing SDI medical claims data for the 36 months prior to the Closing
Date.

8.      Existing copies of approved VSB speaking slides.

9. Existing Synvisc Product specific tradeshow panel displays and the Synvisc Product gel display.

10. All webpages, graphic images and content (excluding hardware and software) displayed at us.synvisc.com and Hellokness.com, including the content and code in an electronic format to be mutually agreed by the Parties.

11.     Existing and in-process Synvisc Product sales training materials.

CORPORATE COMMUNICATION MATERIALS


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

1. Existing Synvisc Product media kits, fact sheets, backgrounders and promotional materials produced for Wyeth by the PR firm, Porter Novelli.

2.      The current video b-roll of Synvisc Product as produced by Porter
Novelli.

3. Existing news coverage and broadcast tapes/videos of Synvisc Product coverage prepared by Porter Novelli.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                 SCHEDULE 3.1(g)
                               ASSIGNED CONTRACTS

1.      Publication Agreement with Dr. Dan Brzuesek.

2.      Research Agreement with Dr. David Waddell.

3.      Investigator Originated Proposal, Research Agreement:

                  Dr. Lisa Mandl
                  Dr. Carlos Guanche
                  Dr. Kevin Paul Shea
                  Dr. Victoria Brander

Genzyme agrees to assume each of the following commitments to the extent that Wyeth provides to Genzyme during the Pre-Closing Period written evidence demonstrating such commitment:

1..     Arthroscopy Association of North America (AANA).
        A commitment of [**] per year.  This commitment expires in 2006.

2.      American Osteopathic Association of Sports Medicine (AOASM)
        A commitment of [**] per year.  This commitment expires January 2006.

3.      Association of Orthopedic Foot and Ankle Surgery (AOFAS)
        A commitment of [**] per year for outreach and educational purposes. This commitment expires February 2006.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                 Schedule 6.1(a)
                                 EMPLOYEE PLANS

  1.    Wyeth Retirement Plan - United States

  2.    Wyeth Savings Plan - United States

  3. Wyeth Group Insurance Plan - This is an umbrella plan which includes the following plans:

        a.      Wyeth Comprehensive Medical Plan

        b.      Wyeth PPO Medical Plan

        c.      Wyeth Dental Plan

        d. Wyeth Weekly Sickness and Accident Plan (short term disability plan)

        e.      Wyeth Voluntary Long Term Disability Plan

        f.      Wyeth Voluntary Accidental Death and Dismemberment Plan

        g.      Wyeth Business Travel Accident Plan

        h.      Wyeth Prescription Drug Plan

        i.      Wyeth Retiree Benefit Plan

        j.      Wyeth Basic and Voluntary Group Universal Life Insurance Plan

        k.      Wyeth Voluntary Dependent Life Insurance Plan

  4.    Wyeth Long Term Care Plan

  5.    Wyeth Flexible Benefits Plan which includes:

        a.      Wyeth Health Care Spending Account Plan

        b.      Wyeth Dependent Care Spending Account Plan

        c.      Wyeth Dependent Care Assistance Plan

        d.      Wyeth Premium Conversion Plan

  6.    Wyeth Supplemental Executive Retirement Plan

  7.    Wyeth Supplemental Employee Savings Plan


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                 Schedule 6.1(b)
                              BENEFIT ARRANGEMENTS

  1.    Wyeth Vacation Policy

  2.    Wyeth 1996 Stock Incentive Plan

  3.    Wyeth 1999 Stock Incentive Plan

  4.    Wyeth 2002 Stock Incentive Plan

  5.    Wyeth Performance Incentive Arrangement

  6.    Wyeth Deferred Compensation Plan

  7.    Wyeth Educational Assistance Program

  8.    Wyeth Adoption Assistance Program

  9.    Wyeth Life Management Program

  10.   Wyeth Relocation Program

  11.   Wyeth 529 College Savings Plan

  12.   Wyeth Matching Grants Program

  13.   Wyeth Property and Casualty Insurance Program

  14.   Wyeth Domestic Partner Benefits Program


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

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                                 Schedule 6.1(c)
                                 ERISA LIABILITY

  None


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

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                                 Schedule 6.1(d)
                               MULTIEMPLOYER PLANS

  None


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

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                                 SCHEDULE 6.2(a)
                           EMPLOYEE LEASING AGREEMENT

        This Employee Leasing Agreement (the "AGREEMENT") is made and entered into this 3rd day of November 2004, by and between Wyeth, Delaware corporation acting through its Wyeth Pharmaceuticals Division ("WYETH"), and Genzyme Corporation, a Massachusetts corporation ("GENZYME").

                                   WITNESSETH:

        WHEREAS, Wyeth and Genzyme have entered into a North American Termination and Transition Agreement dated as of November 3, 2004 (the "NORTH AMERICAN AGREEMENT"), and

        WHEREAS, Genzyme and Wyeth both wish to have certain employees of Wyeth, as listed on SCHEDULE A hereto, (the "EMPLOYEES") remain on Wyeth's payroll and to continue to participate in the Wyeth's employee benefit plans during the Transition Period (as defined below) and to provide services to Genzyme during such period; and

        WHEREAS, Wyeth will transfer the Employees to positions at Genzyme at the expiration of the Transition Period; and

        WHEREAS, capitalized terms used herein but not defined have the meanings ascribed to them in the North American Agreement;

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and agreements hereinafter set forth, and intending to be legally bound, the parties do hereby agree as follows:

                                    ARTICLE I
                             ASSIGNMENT OF EMPLOYEES

1.1     ASSIGNMENT BY WYETH OF EMPLOYEES.

        (a) As used in this Agreement, "ASSIGNMENT" shall mean the temporary assignment of an employee of one legal entity, who remains during such period an employee of, on the payroll of, and a participant in the applicable employee benefit plans of, that entity, to another legal entity. "Assign" has a correlative meaning.

        (b) As used in this Agreement, "TRANSITION PERIOD" shall mean the period commencing with the Closing Date of the North American Agreement and continuing until the date upon which each Employee attains the age of 55 years with ten or more years of continuous service with Wyeth, which with respect to [**].

        (c) Wyeth agrees to Assign the services of the Employees to Genzyme for the duration of the Transition Period to perform duties after the Closing Date, which are the same as the aggregate duties and responsibilities they are performing with respect to their employment


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

prior to the Closing Date. In performing their respective duties hereunder, the Employees shall be under the exclusive direction, control and supervision of Wyeth (and not of Genzyme) and Wyeth shall have the sole right to exercise all authority with respect to the employment (including termination of employment), assignment and compensation of such Employees. Notwithstanding the foregoing, Wyeth shall comply with the reasonable direction and requests of Genzyme regarding the assigned duties and activities of the Employees. Wyeth shall have sole responsibility for compliance with all laws relating to the employer/employee relationship between Wyeth and the Employees, including, but not limited to, federal, state and/or local laws on hours of labor, wages, worker's compensation, unemployment compensation, insurance and social security benefits. For purposes of all compensation and employee benefits, the Employees shall be the legal employees solely of the Wyeth and not to be employees or representatives of the Genzyme.

        For the duration of the Transition Period, the Employees will continue to participate in the Wyeth's employee benefit plans, including, but not limited to, all employee welfare benefit plans and employee pension benefit plans, as defined under ERISA, to the extent that the Employees participated in such plans on the date prior to the Closing Date (but also taking into account participant elections that become effective during the Transition Period).

1.2 COMPENSATION OF THE EMPLOYEES. Wyeth shall be responsible for establishing and paying the Employees' compensation and benefits related to their employment with Wyeth. Genzyme shall have no obligation to the Employees whatsoever for such compensation and benefits earned during the Transition Period.

1.3 NO EMPLOYMENT AGREEMENT. Nothing in this Agreement shall (i) be construed as an employment contract or as creating any contractual obligation enforceable by the Employees against either Genzyme or Wyeth, or (ii) prevent Wyeth from terminating the employment of the Employees.

1.4     TERM.

        (a) This Agreement shall become effective as of the Closing Date and terminate, with respect to each Employee, upon the expiration of the Transition Period, subject to earlier termination provisions which may apply as set forth in Article V of this Agreement.

        (b) Effective upon the termination or expiration of the Transition Period with respect to each Employee, said Employee shall automatically become a Transferred Employee for all purposes under the North American Agreement.

        (c) Notwithstanding anything herein to the contrary, this Agreement may be extended beyond the period described in paragraph (a) of this Section by the mutual written agreement of the parties hereto.

                                   ARTICLE II
                                  COMPENSATION


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

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2.1     DEFINITION OF EMPLOYMENT COSTS. As used in this Agreement, "EMPLOYMENT
COSTS" shall mean the allocated costs incurred or accrued by Wyeth during the term of this Agreement, with respect to the Assignment of the Employees pursuant to this Agreement, for the any period, which shall include without limitation:

        (a)     All wages or salaries paid or payable to the Employees;

        (b) All allocated costs of employee benefit plans (including welfare plans and qualified pension plans) in which the Employees participate during the Transition Period; provided, however, that the allocated cost of any insured plan shall be the premiums attributable to such Employees' coverage under the insured plan;

        (c) The prorated costs attributable to the Employees' vacation earned during the term of this Agreement; and

        (d) All other direct costs related to the continuing employer-employee relationship between the Employees and Wyeth, including without limitation workers' compensation and unemployment compensation premiums, and employer payroll tax obligations (including, without limitation, FICA, FUTA, and state unemployment and short-term disability contributions).

2.2 PAYMENT OF EMPLOYMENT COSTS. Genzyme shall reimburse Wyeth for all Employment Costs related to the Assignment of the Employees pursuant to this Agreement. Wyeth shall invoice Genzyme on a monthly basis for such Employment Costs, and Genzyme shall make payment related to such invoices within thirty
(30) days after the date of such invoices.

        If either party believes that there has been an error in an amount invoiced or paid or the timing of any payment hereunder, then such party shall notify the other party of such alleged error and shall provide written evidence of the error as is available at the time of such notice. Each party shall provide the other with sufficient records relating to the matter so as to permit the parties to attempt to resolve the inconsistency. Following the determination of whether an error occurred, any improper charge or invoice, overpayment or underpayment found shall be remedied by the party that benefited from such error. Notwithstanding the foregoing, neither party may question the accuracy, correctness, timing or amount of any payment under this Agreement unless it notifies the other party of its disagreement within the ninety (90) days immediately following the date such payment was due. Upon request of the receiving party, the supplying party shall provide commercially reasonable support for all charges and expenses invoiced.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

Each of the parties represents and warrants to the other party as follows:

        (a) It is duly incorporated, validly existing and in good standing under the laws of its state or country of incorporation;


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

        (b) It has full power and authority to enter into and perform this Agreement;

        (c) The execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly authorized and approved by all necessary corporate action and governing bodies;

        (d) This Agreement is a valid and binding agreement enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except as the availability of equitable remedies may be limited under applicable law; and

        (e) The execution, delivery and performance of this Agreement by it will not contravene or constitute a default under any agreement or other document or instrument by which it is or may be bound, including without limitation any order, award, judgment, decree or injunction binding it.

                                   ARTICLE IV
                                 INDEMNIFICATION

4.1 INDEMNIFICATION BY WYETH. Wyeth agrees to indemnify and hold Genzyme harmless from any and all claims, damages, losses, costs, expenses (including reasonable legal fees), obligations, liens, assessments, judgments, settlements and fines, including those asserted by any city, state or federal agency, department or division, and any punitive, exemplary, special, incidental, or consequential damages (solely to the extent imposed or arising out of a third party claim) (all of the foregoing being a "CLAIM") either (i) suffered, incurred or paid as a result of a failure to comply with material obligations or requirements with respect to wages, salaries, statutory entitlements, employment benefits due to the Employees, insurance (including but not limited to workers' compensation), and all notices and filings regarding same or (ii) incurred or as a result of willful misconduct or grossly negligent conduct of the Employees arising while performing services under this Agreement, including without limitation any claim against Genzyme arising out of the willful misconduct or grossly negligent conduct of the Employees whether or not related to the Employees' performance of services for Genzyme.

4.2 INDEMNIFICATION BY GENZYME. Genzyme agrees to indemnify and hold Wyeth harmless from any and all Claims suffered or paid as a result of (i) the services or Assignment of the Employees, including without limitation any claim against Wyeth by a third party based upon the legal doctrine of RESPONDEAT SUPERIOR or any similar cause of action arising out of or related to the acts of the Employees, solely to the extent that such Claims arise from or are the result of the direction or requests of Genzyme regarding the assigned duties and activities of the Employees pursuant to Section 1.1 above or, (ii) Genzyme's willful misconduct or grossly negligent conduct in relation to the services or Assignment of the Employees.

4.3 SCOPE OF INDEMNIFICATION; DEFENSE OF CLAIMS. Any indemnification of Wyeth or Genzyme hereunder shall include and extend to the benefit of its respective directors, officers and Employees. Any party or other person that may be entitled to indemnification under this Agreement (an "INDEMNIFIED PARTY") shall give notice to the party obligated to indemnify it (an


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

"INDEMNIFYING PARTY") with reasonable promptness upon becoming aware of the Claim or other facts upon which a claim for indemnification will be based; the notice shall set forth such information with respect thereto as is then reasonably available to the Indemnified Party. The Indemnifying Party shall have the right to undertake the defense of any such claim and the Indemnified Party shall cooperate in such defense and make available all records and materials requested by the Indemnifying Party in connection therewith at the Indemnifying Party's expense. The Indemnified Party shall not be entitled to indemnification with respect to the costs and expenses of such defense if the Indemnifying Party shall have assumed the defense of the claim with counsel reasonably satisfactory to the Indemnified Party. The Indemnifying Party shall not be liable for any claim settled without its consent, which consent may not be unreasonably withheld.

4.4 LIMITATION OF REMEDIES. Except as set forth above, neither party shall be liable to the other for indirect, special, incidental, consequential, or punitive damages of the other party resulting from any breach of its obligations hereunder or the breach of any warranty made hereunder.

                                    ARTICLE V
                            TERMINATION AND AMENDMENT

5.1. AMENDMENT AND WAIVER. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each party, or in the case of a waiver, by the party against whom the waiver is to be effective. The failure of either party to enforce at any time or for any of the provisions hereof will not be construed to be a waiver of such provisions or of the right of such party thereafter to enforce each and every such provision.

5.2 TERMINATION BY MUTUAL WRITTEN AGREEMENT. This Agreement may be terminated at any time by the mutual written agreement of the parties hereto.

5.3 TERMINATION FOR CAUSE. Any party hereto may terminate this Agreement due to a material breach by the other party of any of its obligations or covenants hereunder upon thirty (30) calendar days' notice to the breaching party if such breaching party fails to remedy such breach within such thirty (30) calendar days or if such breach cannot be remedied within thirty (30) calendar days.

                                   ARTICLE VI
                               GENERAL PROVISIONS

6.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by reputable overnight courier or certified mail (return receipt requested) or sent by telecopier (confirmed thereafter by such certified mail) to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

if to Wyeth:


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

        Wyeth
        Five Giralda Farms
        Madison, New Jersey 07940
        Attention: Chief Financial Officer
        Telecopier Number: (973) 660-7156

with a copy to:
        Wyeth
        Five Giralda Farms
        Madison, New Jersey 07940
        Attention:  General Counsel
        Telecopier Number: (973) 660-7155

if to Genzyme:
        Genzyme Corporation
        55 Cambridge Parkway
        Cambridge, MA 02142
        Attention: President, Genzyme Biosurgery
        Facsimile: (617) 761-8918

with a copy to:
        Genzyme Corporation
        500 Kendall Street
        Cambridge, MA 02142
        Attention: General Counsel
        Facsimile: (617) 252-7553

Notice so given shall (in the case of notice so given by mail) be deemed to be given and received on the third calendar day after mailing or the next business day if sent by a reputable overnight courier and (in the case of notice so given by telecopier or personal delivery) on the date of actual transmission or (as the case may be) personal delivery.

6.2 GOVERNING LAW. This Agreement will be construed and enforced in accordance with the internal substantive laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

6.3 HEADINGS. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles" or "Sections" shall be deemed to be references to Articles or Sections hereof unless otherwise indicated.

6.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

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6.5     PARTIES IN INTEREST; ASSIGNMENT; SUCCESSORS. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon Wyeth and Genzyme and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

6.6 SEVERABILITY; ENFORCEMENT. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


WYETH                                 GENZYME CORPORATION

By:                                   By:
   -------------------------------       -----------------------------------

Name:                                 Name:

Title:                                Title:


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

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                                   SCHEDULE A

                                    EMPLOYEES

[**]


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

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                               SCHEDULE 6.2(a)(i)
                           GENZYME EMPLOYEE AGREEMENTS

                                    AGREEMENT

In consideration of my employment by Genzyme Corporation ("Genzyme"), a Massachusetts corporation with its principal place of business in Massachusetts, and in recognition that (i) as an employee of Genzyme I will have access to Confidential Information (defined in Section 9 below), customers and corporate opportunities of Genzyme, and (ii) if I become employed or affiliated with a Competing Organization (defined in Section 9 below), Genzyme will be at risk, I agree with Genzyme as follows:

1.      Confidential Information.

a. No Unauthorized Disclosure or Use. While employed by Genzyme and thereafter, I shall not, directly or indirectly, use or disclose to anyone outside of Genzyme any Confidential Information other than pursuant to my employment by and for the benefit of Genzyme.

b. Ownership of Confidential Information. I agree that all originals and all copies of manuscripts, letters, notes, notebooks, reports, models, computer files and other materials containing, representing, evidencing, recording, or constituting any Confidential Information (created by myself or others) shall be the sole property of Genzyme or the property of third parties who lawfully disclosed the Confidential Information under obligations of confidentiality.

c. Third Party Confidential Information. I understand that Genzyme from time to time has in its possession information which is claimed by others to be proprietary or confidential and which Genzyme has agreed or is under an obligation to keep confidential. I agree that all such information shall be Confidential Information for purposes of this Agreement.

2.      Developments.

a. Ownership. I agree that all Developments (defined in Section 9 below) created during the period of my employment with Genzyme or during the six month period following termination of my employment with Genzyme (whether or not made on Genzyme's premises or disclosed by me to Genzyme), together with all products or services which embody such Developments, shall be the sole property of Genzyme.

b. Assignment and Cooperation. I agree (i) to make and maintain adequate and current written records of all Developments, and to disclose all Developments promptly, fully and in writing to Genzyme immediately upon development of the same and at any time upon request, (ii) to assign to Genzyme all my right, title and interest in and to all Developments and to anything tangible which evidences, incorporates, constitutes, represents or records any such Developments, (iii) to cooperate and assist Genzyme in obtaining and maintaining any


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

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governmental protection it may seek for such Developments, and to execute all documents that may be required therefor, and (iv) if such Developments constitute works made for hire under the laws of the United States, to assign to Genzyme all copyrights, patents and other proprietary rights I may have in any such Developments, together with rights to file for and/or own wholly without restriction United States and foreign copyrights, patents, and trademarks with respect thereto.

c. Prior Developments. I agree that the foregoing assignment covers all results, outputs and products of my work for Genzyme prior to the date hereof (whether as an employee or as a consultant), and that all related copyrights, patents and other intellectual property rights, and that all such results, output and products are Developments and the sole property of Genzyme.

3. Exceptions to this Agreement. I understand that Genzyme does not desire to acquire from me any trade secrets or confidential business information that I may have acquired from others. I have informed Genzyme, in the space below, of any (i) continuing obligations that I may have to any previous employers which require me not to disclose information to Genzyme or compete with any such previous employers; and (ii) confidential information or developments which I claim as my own or otherwise intend to exclude from this Agreement because it was developed by me prior to the date of this Agreement. I understand that after execution of this Agreement I shall have no right to exclude confidential information or developments from this Agreement.

(If there are none, please enter the word "None"; attach additional pages as necessary)

        Note: For obligations not to disclose information to Genzyme or compete with any such previous employers, give the date of such obligations, identify the parties owed such obligations and the nature of the restriction. Please attach any such agreement(s) to this Agreement.


4. Employee's Obligation to Cooperate. At any time upon the request of Genzyme, I shall execute all documents and perform all acts which Genzyme considers necessary or advisable to secure its rights hereunder and to carry out the intent of this Agreement.

5. Return of Property. At any time upon the request of Genzyme, and in any event upon cessation of employment, I shall return promptly to Genzyme all property, including all Confidential Information and Developments and any copies thereof. .

6. Employment At-Will. Nothing in this Agreement shall require that Genzyme employ me for any period of time. I understand that I am an employee-at-will and that my employment relationship with Genzyme may be terminated by Genzyme or me at any time for any reason, with or without cause and without prior notice.

7.      Restrictive Covenants.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

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a.      I acknowledge and agree that Genzyme has invested substantial time, money and resources in the development of its Confidential Information and the development and retention of its customers, clients, collaborators, and employees. I further acknowledge that during the course of my employment, I may be introduced to customers, clients, and collaborators of Genzyme, and agree that any "goodwill" associated with any customer, client, or collaborator belongs exclusively to Genzyme. In recognition of the foregoing, I specifically acknowledge and agree that while I am employed by Genzyme and for a period of one (1) year after termination of such employment (for any reason, whether voluntary or involuntary) I will not directly or indirectly in any position or capacity engage in the following activities for myself or for any other person, business, corporation, partnership or other entity:

(i) call upon, solicit, divert, or accept, or attempt to solicit or divert any of Genzyme's business or prospective business from any of Genzyme's customers, clients, or collaborators, or prospective customers, clients, or collaborators with whom I had contact or whose dealings with Genzyme I coordinated or supervised or about whom I obtained Confidential Information, at any time during the two (2) year period prior to the termination of my employment, unless I obtain prior written consent of Genzyme;

(ii) request, solicit, induce, hire (or attempt or assist in doing any of these actions) any employee or other persons (including consultants) who may have performed work or services for Genzyme within one (1) year prior to the termination of my employment with Genzyme to perform work or services for any person or entity other than Genzyme; or

(iii) become employed by, associated with or render services to any Competing Organization, worldwide, in connection with any Competing Product. I understand and agree that this covenant not to compete is reasonable in that I can continue my chosen profession when I leave the employment of Genzyme so long as I do not work for companies that are Competing Organizations with Competing Products and so long as I do not disclose confidential, proprietary and trade secret information of Genzyme. I understand and agree that it does not impose an unnecessary restraint because of the nature of the confidential, proprietary and trade secret information of Genzyme related to the Competing Products which mandates protection worldwide. I also understand and agree that the covenant is necessary to protect the goodwill and confidential, proprietary and trade secret information of Genzyme.

b. Confirmation of Post-Employment Status. I agree to inform Genzyme, for a period of one year following the termination of my employment, of every place of employment and every affiliation I have in a company or business enterprise, directly or indirectly, as an employee, owner, manager, stockholder, consultant, director, officer, or partner. If I fail to so inform Genzyme, and I have violated the obligations set forth in this Section 7, the one-year period shall run from the date that Genzyme first learned of my activity.

c. Small Ownership Exemption. The provisions of this Section 7 shall not apply to ownership of less than one percent (1%) of the stock of any publicly traded corporation.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

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8.      Corporate Compliance. I agree that I will abide by all policies and procedures that Genzyme may have in effect from time to time, including without limitation, any applicable corporate compliance program. I further acknowledge that failure to abide by policies and procedures may result in discipline, including immediate termination of my employment.

9. Definitions. The following terms, as used in this Agreement, shall have the meanings set forth below:

a. "Competing Organization" shall mean persons, organizations, or any other entity, including myself, engaged in, or about to become engaged in, research or development, production, distribution, marketing, providing or selling of a Competing Product.

b. "Competing Product" shall mean products, processes, or services of any person, organization, or entity other than Genzyme, in existence or under development, which are substantially similar, may be substituted for, or applied to substantially similar end use of the products, processes or services with which I worked on in any capacity, including a sales or marketing capacity, at any time during my employment with Genzyme or about which I acquired Confidential Information through my work with Genzyme.

c. "Confidential Information" shall mean all trade secrets, proprietary information, and other data or information (and any tangible evidence, record or representation thereof), whether prepared, conceived or developed by an employee of Genzyme (including myself) or received by Genzyme from an outside source, which is in the possession of Genzyme (whether or not the property of Genzyme) and which is maintained in confidence by Genzyme, including, but not limited to:
(i) significant technical and business information; (ii) all information relating to the design, manufacture, application, know-how, research and development of Genzyme's products and services; (iii) sources of supply and material; (iv) operating and other cost data; (v) information relating to present, past or prospective customers, customer proposals, price lists and data relating to pricing of products or services; (vi) patient medical records and all other information relating to patients; and (vii) any other information not generally known in the industry, including specifically, all information contained in manuals, memoranda, formulae, plans, drawings and designs, specifications, supply sources, and records of Genzyme including without limitation that which is legended or otherwise identified by Genzyme as "Confidential Information." Notwithstanding the foregoing, the term Confidential Information shall not apply to information which Genzyme has voluntarily disclosed to the public without restriction or which has otherwise lawfully entered the public domain.

d. "Developments" shall mean all Confidential Information and all other discoveries, inventions, ideas, concepts, research and other information, processes, products, methods and improvements, or parts thereof (including, without limitation, all computer programs, algorithms, subroutines, source codes, object codes, designs, and improvements), conceived, developed, or otherwise made by me, alone or jointly with others and in any way relating to the Corporation's present or proposed services, programs or products or to tasks assigned to me during the course of my employment, whether or not patentable or subject to copyright protection and whether or not reduced to tangible form or reduced to practice.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

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e.      "Genzyme" shall mean Genzyme Corporation, and all other companies or entities currently or which in the future Genzyme Corporation owns or controls, directly or indirectly, capital stock or other equity interests representing at least 40% of the outstanding voting stock or other equity interests.

10.     Miscellaneous Provisions.

a. Entire Agreement and Amendment. This Agreement contains the entire and only agreement between Genzyme and me respecting the subject matter hereof; it supersedes all prior agreements with regard to the subject matter hereof. In the event of any inconsistency between this Agreement and any other contract between Genzyme and me, the provisions of this Agreement shall prevail (unless such other contract expressly supersedes this Agreement). No modification of this Agreement shall be binding upon me or Genzyme unless made in writing and signed by an authorized officer of Genzyme.

b. Survival and Waivers. This Agreement will remain in effect if I am transferred, promoted, or reassigned to work on functions other than my present functions anywhere within Genzyme. My obligations under this Agreement shall survive the termination of my employment with Genzyme regardless of the manner of or reasons for such termination, and regardless of whether such termination constitutes a breach of any other agreement I may have with Genzyme. This Agreement shall inure to the benefit of, and be binding upon, Genzyme and me and our respective heirs, legal representatives, successors and assigns. Failure by Genzyme to insist upon strict compliance with any term of this Agreement shall not be deemed a waiver of that or any other right.

c. Interpretation. In the event that any provision of this Agreement shall be determined to be unenforceable by any court of competent jurisdiction by reason of its extending for too great a period of time or over too large a geographic area or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area or range of activities as to which it may be enforceable. If after application of the immediately preceding sentence, any provision of this Agreement shall be determined to be invalid, illegal or otherwise unenforceable by any court of competent jurisdiction, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected. Except as otherwise provided in this paragraph, any invalid, illegal or unenforceable provision of this Agreement shall be severable, and all other provisions hereof shall remain in full force and effect.

d. Equitable Relief. I acknowledge and agree that (i) the provisions set forth in this Agreement are necessary and reasonable to protect Genzyme's Confidential Information and goodwill; (ii) the specific time, geography and scope provisions set forth in Section 7 are reasonable and necessary to protect Genzyme's business interests; and (iii) in the event of my breach of any of the agreements set forth in this Agreement, Genzyme would suffer substantial irreparable harm and that Genzyme would not have an adequate remedy at law for such breach. In recognition of the foregoing, I agree that in the event of a breach or threatened breach of any of these covenants, in addition to such other remedies as Genzyme may have at law, without


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

posting any bond or security, Genzyme shall be entitled to seek and obtain equitable relief, in the form of specific performance, or temporary, preliminary or permanent injunctive relief, or any other equitable remedy which then may be available.

e. Governing Law and Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws, and shall be deemed to be effective as of the first day of my employment by Genzyme. I further agree that I shall be subject to the jurisdiction of the courts of the Commonwealth of Massachusetts in any action brought by Genzyme in connection with any of the provisions of this Agreement. Both parties further acknowledge that venue shall lie in Massachusetts and that material witnesses and documents would be located in Massachusetts. Both parties further agree that any action, demand, claim or counterclaim relating to this Agreement shall be resolved by a judge alone, and both parties hereby waive and forever renounce the right to a trial before a civil jury.

BY PLACING MY SIGNATURE HEREUNDER, I ACKNOWLEDGE THAT I HAVE HAD ADEQUATE OPPORTUNITY TO REVIEW THESE TERMS AND CONDITIONS AND TO REFLECT UPON AND CONSIDER THE TERMS AND CONDITIONS OF THIS AGREEMENT. I FURTHER ACKNOWLEDGE THAT I FULLY UNDERSTAND ITS TERMS AND THAT I VOLUNTARILY EXECUTED THIS AGREEMENT.

Employee's signature:


Date:
       --------------------------          ------------------------------
                                           Print Name:


                                           Accepted:

Genzyme Corporation

By:
      ---------------------------------


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                    AGREEMENT

In consideration of my employment by Genzyme Corporation ("Genzyme"), a Massachusetts corporation with its principal place of business in Massachusetts, and in recognition that as an employee of Genzyme I will have access to Confidential Information (defined in Section 9 below), customers and corporate opportunities of Genzyme, I agree with Genzyme as follows:

1.      Confidential Information.

a. No Unauthorized Disclosure or Use . While employed by Genzyme and thereafter, I shall not, directly or indirectly, use or disclose to anyone outside of Genzyme any Confidential Information other than pursuant to my employment by and for the benefit of Genzyme.

b. Ownership of Confidential Information. I agree that all originals and all copies of manuscripts, letters, notes, notebooks, reports, models, computer files and other materials containing, representing, evidencing, recording, or constituting any Confidential Information (created by myself or others) shall be the sole property of Genzyme or the property of third parties who lawfully disclosed the Confidential Information under obligations of confidentiality.

c. Third Party Confidential Information. I understand that Genzyme from time to time has in its possession information which is claimed by others to be proprietary or confidential and which Genzyme has agreed or is under an obligation to keep confidential. I agree that all such information shall be Confidential Information for purposes of this Agreement.

2.      Developments.

a. Ownership. I agree that all Developments (defined in Section 9 below) created during the period of my employment with Genzyme or during the six month period following termination of my employment with Genzyme (whether or not made on Genzyme's premises or disclosed by me to Genzyme), together with all products or services which embody such Developments, shall be the sole property of Genzyme.

b. Assignment and Cooperation. I agree (i) to make and maintain adequate and current written records of all Developments, and to disclose all Developments promptly, fully and in writing to Genzyme immediately upon development of the same and at any time upon request, (ii) to assign to Genzyme all my right, title and interest in and to all Developments and to anything tangible which evidences, incorporates, constitutes, represents or records any such Developments, (iii) to cooperate and assist Genzyme in obtaining and maintaining any governmental protection it may seek for such Developments, and to execute all documents that may be required therefor, and (iv) if such Developments constitute works made for hire under the laws of the United States, to assign to Genzyme all copyrights, patents and other proprietary rights I may have in any such Developments, together with rights to file for and/or own wholly without restriction United States and foreign copyrights, patents, and trademarks with respect thereto.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

c. Prior Developments. I agree that the foregoing assignment covers all results, outputs and products of my work for Genzyme prior to the date hereof (whether as an employee or as a consultant), and that all related copyrights, patents and other intellectual property rights, and that all such results, output and products are Developments and the sole property of Genzyme.

3.      Exceptions to this Agreement.

a. Confidential Information and/or Developments. I understand that Genzyme does not desire to acquire from me any trade secrets or confidential business information that I may have acquired from others. I have informed Genzyme, in the space below, of any (i) continuing obligations that I may have to any previous employers which require me not to disclose information to Genzyme or compete with any such previous employers; and (ii) confidential information or developments which I claim as my own or otherwise intend to exclude from this Agreement because it was developed by me prior to the date of this Agreement. I understand that after execution of this Agreement I shall have no right to exclude confidential information or developments from this Agreement.


(If there are none, please enter the word "None"; attach additional pages as necessary)

        Note: For obligations not to disclose information or compete with any such previous employers, give the date of such obligations, identify the parties owed such obligations and the nature of the restriction. Please attach any such agreement(s) to this Agreement.


        b. Developments Unrelated to Genzyme Business. Nothing in this Agreement shall be construed to require or constitute the assignment of any invention fully qualifying for protection under California Labor Code Section 2870. Therefore, this Agreement shall not apply to any invention that I develop or developed on my own time without using Genzyme's equipment, supplies, facilities, or trade secret information unless (1) the invention relates at the time of conception or reduction to practice to the Genzyme's business, or actual or demonstrably anticipated research or development of Genzyme, or (2) the invention results from any work performed by me for Genzyme. I acknowledge that this provision shall constitute sufficient and appropriate written notification that this Agreement does not apply to an invention which qualifies fully under the provisions of Labor Code Section 2870.

4. Employee's Obligation to Cooperate. At any time upon the request of Genzyme, I shall execute all documents and perform all acts which Genzyme considers necessary or advisable to secure its rights hereunder and to carry out the intent of this Agreement.

5. Return of Property. At any time upon the request of Genzyme, I shall return promptly to Genzyme all property, including all Confidential Information and Developments.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

6. Employment At-Will. Nothing in this Agreement shall require that Genzyme employ me for any period of time. I understand that I am an employee-at-will and that my employment relationship with Genzyme may be terminated by Genzyme or me at any time for any reason, with or without cause and without prior notice.

7.      Restrictive Covenants.

a. I acknowledge and agree that Genzyme has invested substantial time, money and resources in the development of its Confidential Information and the development and retention of its customers, clients, collaborators, and employees. I further acknowledge that during the course of my employment, I may be introduced to customers, clients, and collaborators of Genzyme, and agree that any "goodwill" associated with any customer, client, or collaborator belongs exclusively to Genzyme. In recognition of the foregoing, I specifically acknowledge and agree that while I am employed by Genzyme and for a period of one (1) year after termination of such employment (for any reason, whether voluntary or involuntary) I will not directly or indirectly in any position or capacity engage in the following activities for myself or for any other person, business, corporation, partnership or other entity:

(i) solicit or divert or attempt to solicit or divert any of Genzyme's business or prospective business from any of Genzyme's customers, clients, or collaborators, or prospective customers, clients, or collaborators with whom I had contact or whose dealings with Genzyme I coordinated or supervised or about whom I obtained Confidential Information, at any time during the two (2) year period prior to the termination of my employment, unless I obtain prior written consent of Genzyme; or

(ii) request, solicit, or induce, (or attempt or assist in doing any of these actions) any employee or other persons (including consultants) who may have performed work or services for Genzyme within one (1) year prior to the termination of my employment with Genzyme to perform work or services for any person or entity other than Genzyme.

b. Confirmation of Post-Employment Status. I agree to inform Genzyme, for a period of one year following the termination of my employment, of every place of employment and every affiliation I have in a company or business enterprise, directly or indirectly, as an employee, owner, manager, stockholder, consultant, director, officer, or partner. If I fail to so inform Genzyme, and I have violated the obligations set forth in this Section 7, the one-year period shall run from the date that Genzyme first learned of my activity.

c. Small Ownership Exemption. The provisions of this Section 7 shall not apply to ownership of less than one percent (1%) of the stock of any publicly traded corporation.

8. Corporate Compliance. I agree that I will abide by all policies and procedures that Genzyme may have in effect from time to time, including without limitation, any applicable corporate compliance program. I further acknowledge that failure to abide by corporate policies may be grounds for discipline, including immediate termination of my employment.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

9. Definitions. The following terms, as used in this Agreement, shall have the meanings set forth below:

a. "Confidential Information" shall mean all trade secrets, proprietary information, and other data or information (and any tangible evidence, record or representation thereof), whether prepared, conceived or developed by an employee of Genzyme (including myself) or received by Genzyme from an outside source, which is in the possession of Genzyme (whether or not the property of Genzyme) and which is maintained in confidence by Genzyme, including, but not limited to:
(i) significant technical and business information; (ii) all information relating to the design, manufacture, application, know-how, research and development of Genzyme's products and services; (iii) sources of supply and material; (iv) operating and other cost data; (v) information relating to present, past or prospective customers, customer proposals, price lists and data relating to pricing of products or services; (vi) patient medical records and all other information relating to patients; and (vii) any other information not generally known in the industry, including specifically, all information contained in manuals, memoranda, formulae, plans, drawings and designs, specifications, supply sources, and records of Genzyme including without limitation that which is legended or otherwise identified by Genzyme as "Confidential Information." Notwithstanding the foregoing, the term Confidential Information shall not apply to information which Genzyme has voluntarily disclosed to the public without restriction or which has otherwise lawfully entered the public domain.

b. "Developments" shall mean all Confidential Information and all other discoveries, inventions, ideas, concepts, research and other information, processes, products, methods and improvements, or parts thereof (including, without limitation, all computer programs, algorithms, subroutines, source codes, object codes, designs, and improvements), conceived, developed, or otherwise made by me, alone or jointly with others and in any way relating to the Corporation's present or proposed services, programs or products or to tasks assigned to me during the course of my employment, whether or not patentable or subject to copyright protection and whether or not reduced to tangible form or reduced to practice.

c. "Genzyme" shall mean Genzyme Corporation, and all other companies or entities currently or which in the future Genzyme Corporation owns or controls, directly or indirectly, capital stock or other equity interests representing at least 40% of the outstanding voting stock or other equity interests.

10.     Miscellaneous Provisions.

a. Entire Agreement and Amendment. This Agreement contains the entire and only agreement between Genzyme and me respecting the subject matter hereof; it supersedes all prior agreements with regard to the subject matter hereof. In the event of any inconsistency between this Agreement and any other contract between Genzyme and me, the provisions of this Agreement shall prevail (unless such other contract expressly supersedes this Agreement). No modification of this Agreement shall be binding upon me or Genzyme unless made in writing and signed by an authorized officer of Genzyme.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

b. Survival and Waivers. This Agreement will remain in effect if I am transferred, promoted, or reassigned to work on functions other than my present functions anywhere within Genzyme. My obligations under this Agreement shall survive the termination of my employment with Genzyme regardless of the manner of or reasons for such termination, and regardless of whether such termination constitutes a breach of any other agreement I may have with Genzyme. This Agreement shall inure to the benefit of, and be binding upon, Genzyme and me and our respective heirs, legal representatives, successors and assigns. Failure by Genzyme to insist upon strict compliance with any term of this Agreement shall not be deemed a waiver of that or any other right.

c. Interpretation. In the event that any provision of this Agreement shall be determined to be unenforceable by any court of competent jurisdiction by reason of its extending for too great a period of time or over too large a geographic area or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area or range of activities as to which it may be enforceable. If after application of the immediately preceding sentence, any provision of this Agreement shall be determined to be invalid, illegal or otherwise unenforceable by any court of competent jurisdiction, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected. Except as otherwise provided in this paragraph, any invalid, illegal or unenforceable provision of this Agreement shall be severable, and all other provisions hereof shall remain in full force and effect.

d. Equitable Relief. I acknowledge and agree that (i) the provisions set forth in this Agreement are necessary and reasonable to protect Genzyme's Confidential Information and goodwill; (ii) the provisions set forth in Section 7 are reasonable and necessary to protect Genzyme's business interests; and
(iii) in the event of my breach of any of the agreements set forth in this Agreement, Genzyme would suffer substantial irreparable harm and that Genzyme would not have an adequate remedy at law for such breach. In recognition of the foregoing, I agree that in the event of a breach or threatened breach of any of these covenants, in addition to such other remedies as Genzyme may have at law, without posting any bond or security, Genzyme shall be entitled to seek and obtain equitable relief, in the form of specific performance, or temporary, preliminary or permanent injunctive relief, or any other equitable remedy which then may be available.

e. Governing Law and Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws, and shall be deemed to be effective as of the first day of my employment by Genzyme. I further agree that I shall be subject to the jurisdiction of the courts of the Commonwealth of Massachusetts in any action brought by Genzyme in connection with any of the provisions of this Agreement. Both parties further acknowledge that venue shall lie in Massachusetts and that material witnesses and documents would be located in Massachusetts. Both parties further agree that any action, demand, claim or counterclaim relating to this Agreement shall be resolved by a judge alone, and both parties hereby waive and forever renounce the right to a trial before a civil jury.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

BY PLACING MY SIGNATURE HEREUNDER, I ACKNOWLEDGE THAT I HAVE HAD ADEQUATE OPPORTUNITY TO REVIEW THESE TERMS AND CONDITIONS AND TO REFLECT UPON AND CONSIDER THE TERMS AND CONDITIONS OF THIS AGREEMENT. I FURTHER ACKNOWLEDGE THAT I FULLY UNDERSTAND ITS TERMS AND THAT I VOLUNTARILY EXECUTED THIS AGREEMENT.


Employee's signature:


Date:
      --------------------------             --------------------------------
PRINT NAME:


                                            Accepted:


Genzyme Corporation


By:
    ---------------------------------
Its:


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                               SCHEDULE 6.2(a)(ii)
                         GENZYME EMPLOYMENT APPLICATION

genzyme


                               APPLICATION FOR EMPLOYMENT
                               An Equal Opportunity Employer


PERSONAL

Name____________________________________________________________________________
                Last                  First                   Middle

Address_________________________________________________________________________
           Number    Street        City              State          Zip Code


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

Phone No. (_____) __________________________  Email ____________________________
         Area Code


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                                      APPLICATION FOR EMPLOYMENT
                                                   AN EQUAL OPPORTUNITY EMPLOYER

================================================================================

All persons shall be considered for employment without regard to race, color, religion, national origin, citizenship status, disability, gender, veteran status, sexual orientation or any other characteristic protected by applicable federal, state, and local law.

Name:__________________________________________________________________________

================================================================================

Position Applied For:_______________________________________________________________________________________________________

Referral Source:   / / Advertisement:______________   / / Employee Referral:_______________   / / Job Fair:_________________

/ / Genzyme Website:______    / / Empl. Agency:_______    / / Internet Posting _______  / / Conference, Seminar, Etc.:______


Do you have the legal right to work in the U.S.?  Yes / /  No / /  If No, please Explain.

____________________________________________________________________________________________________________________________

Starting rate desired $____________ Per _____________ When can you start?___________________________________________________

If presently employed may we contact your current employer?   Yes / /   No / /

Have you ever been involuntarily terminated or asked to resign your employment?  / / Yes   / / No


EMPLOYMENT RECORD PLEASE LIST MOST RECENT EMPLOYMENT FIRST

    Company Name         Dates of Employment          Position/Title           Supervisor/Contact            Starting Salary
     & Address            Reason for Change         & Responsibilities              Phone #                   Ending Salary
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------

* You may include any verified work performed on a volunteer basis.

Have you ever been debarred or otherwise precluded from participation in health
care payment programs funded by federal or state governments?  Yes / /   No / /
If yes, please explain:_____________________________________________________________________________________________________


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

Have you ever been the subject of a debarment action by the federal Food and
Drug Administration? Yes / / No / /
If yes, please explain:_____________________________________________________________________________________________________


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

EDUCATION

                                   Years                                    Graduate
  Name and Address of School     Completed     Courses or Major Studies     Yes or No    Degree or Certificate
--------------------------------------------------------------------------------------------------------------
  High School                     1 / /
                                  2 / /
                                  3 / /
                                  4 / /
--------------------------------------------------------------------------------------------------------------
  College/University              1 / /
                                  2 / /
                                  3 / /
                                  4 / /
--------------------------------------------------------------------------------------------------------------
  Additional Training

--------------------------------------------------------------------------------------------------------------
CRIMINAL CONVICTIONS

Have you ever been convicted of a felony?    Yes / /   No / /

If yes, provide details (place, date, offense, etc.) _______________________________________________________________________

Have you, in the past five years, ever been convicted of a misdemeanor?   Yes / /   No / /

If yes, provide details (place, date, offense, etc.) _______________________________________________________________________
IN MASSACHUSETTS: Do not include a first conviction for drunkenness, simple assault, speeding, minor traffic violations, affray or disturbance of the peace.
IN CALIFORNIA:  Do not include a conviction for possession of marijuana that is more than five years old.
IN GEORGIA:  Do not include any conviction discharged under the Georgia First Offender Rule.
IN NEW JERSEY:  Criminal convictions will only be considered when they relate to job functions of position.
Please not that a criminal conviction will not necessarily bar employment with Genzyme.

____________________________________________________________________________________________________________________________

SEALED RECORDS NOTCE

An applicant for employment or an employee with expunged record, sealed record, or records on file with the Commissioner of Probation may answer "no record" with respect to an inquiry herein relative to prior arrests, criminal court appearances, or convictions.
In addition, any applicant for employment may answer "no record" with respect to any inquiry relative to prior arrests, court appearances, and adjudication in all cases of delinquency or as a child in need of services which did not result in a complaint transferred to the Superior Court for criminal Prosecution.


REFERENCES The names of two persons, not relatives, who have known you and your work, for the past three years:

____________________________________________________________________________________________________________________________

Name____________________________________     Name  __________________________________
Relationship____________________________     Relationship____________________________
Address_________________________________     Address_________________________________
Phone___________________________________     Phone___________________________________

BUSINESS SKILLS


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

/ / _________ (WPM) Typing      / / Word Processor/Computer_____________________
                                / / Systems used________________________________


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

NON-COMPEITION OR OTHER INTELLECTUAL PROPERTY AGREEMENTS

Are you restricted by any agreement with a former employer, such as a non-competition, non-solicitation or similar agreement, that would in any way restrict your ability to compete with a former employer, to work for Genzyme, to solicit customers or clients for Genzyme, to recruit employees for Genyme, or otherwise to perform any job responsibilities for Genzyme?

      Yes / /   No / /

Please attach any such agreement(s) to this application.

PLEASE READ BEFORE SIGNING

________________________________________________________________________________

(If you have any questions regarding the following statements, please ask them of an employment interviewer before signing.)

     I understand that within the first three (3) working days of my employment I must provide proof of employment authorization and proof of identity and verify employment authorization by signing INS Form 1-9. Failure to do so in accordance with the rules established under the Immigration Reform and Control Act may result in immediate termination of my employment.

     Should I be employed by Genzyme, I agree to comply with all Genzyme rules and regulations. I understand that Genzyme shall have the right to change its rules and regulations at any time.

     Should I be employed by Genzyme, I understand that my employment is for no stated term and is subject to termination at the will of Genzyme or myself, with or without cause and with or without notice, at any time, at the option of either Genzyme or myself.

     Should I be employed by Genzyme, I will sign an agreement to keep confidential certain proprietary and business information of Genzyme.

     I certify that all of the statements made by me on this application are true and complete to the best of my knowledge and that I have withheld nothing that, if disclosed, would affect this application unfavorably. I UNDERSTAND THAT ANY FALSIFICATION, MISREPRESENTATION OR OMISSION OF FACTS CALLED FOR IN THIS APPLICATION MAY RESULT IN DENIAL OF EMPLOYMENT OR IMMEDIATE DISMISSAL.

     I hereby authorize Genzyme to verify the information I have provided in this application and to conduct such investigation into the facts surrounding my application as it may deem appropriate, including contacting my former employers and any references given by me. I hereby release Genzyme and its employees and officers from any and all claims for damages in conducting such verification.

     I hereby acknowledge that I have read, understand and consent to the above statements.


Date
     -----------------------


Signature
         -------------------

It is unlawful in Massachusetts to require or administer a lie detector test as a condition of employment or continued employment. An employer who violates this law shall be subject to criminal penalties and civil liability.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

         GENZYME IS AN EQUAL OPPORTUNITY / AFFIRMATIVE ACTION EMPLOYER.

                           INVITATION TO SELF IDENTIFY

Applicant Name:______________________  Social Security No.:_____________________
                  (please print)

You are invited to provide information to assist Genzyme in meeting government reporting requirements and furthering its affirmative action efforts in the employment of qualified minorities, females, qualified persons with disabilities, and qualified covered veterans. Providing this information is STRICTLY VOLUNTARY and any information you provide will be kept confidential and will not be used as the basis for any adverse employment decisions.

RACE DESIGNATION (See definitions on reverse side):

                                             / / Caucasian
                                             / / African American
        Please check one:                    / / Latin American
                                             / / Asian or Pacific Islander
                                             / / Native American

SEX  Please check one:  / / Male   / /  Female

VETERAN STATUS (See descriptions on reverse):
               Please check all that apply:  / / Vietnam-era Veteran
                                             / / Special Disable Veteran
                                             / / Other Protected Veteran

DISABILITY: Do you have a physical or mental disability which would limit your ability to perform the essential functions of the position for which you are applying?
                        Yes / /     No / /

If there are any accommodations which we could make which would enable you to perform the job property and safely, including special equipment, changes in the physical layout of the job, elimination of certain duties relating to the job, provision of personal assistance services, or other accommodations, please describe them:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Please indicate, if known:
Hiring Manager or Human Resources Recruiter: ___________________________________

Specific Title of Position Applied For: ________________________________________

GENZYME DOES NOT DISCRIMINATE IN EMPLOYMENT ON THE BASIS OF RACE, COLOR, NATIONAL ORIGIN, AGE, SEX, SEXUAL ORIENTATION, DISABILITY, VETERAN OR MARITAL STATUS OR OTHER PROTECTED STATUS COVERED BY FEDERAL, STATE OR LOCAL LAW.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

SIGNATURE                                   DATE
         -------------------------------        ----------------------------


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

DEFINITIONS:

          RACE/ETHNIC DEFINITIONS:

          CAUCASIAN (Not of Hispanic origin) - All persons having origins in any of the original peoples of Europe, North Africa, or the Middle East. AFRICAN AMERICAN (Not of Hispanic origin) - All persons having origins in any Black racial groups of Africa.
          LATIN AMERICAN - All persons of Mexican, Puerto Rican, Cuban, Central, or South American, or other Spanish culture origin, regardless of race.
          ASIAN OR PACIFIC ISLANDER - All persons having origins in any of the original peoples of the Far East, Southeast Asia, the Indian Subcontinent, or the Pacific Islands. This area includes, for example, China, India, Japan, Korea, the Philippine Islands, and Samoa.
          NATIVE AMERICAN - All persons having origins in any of the original peoples of North America, and who maintain cultural identification through tribal affiliation or community recognition.

"Individual With A Disability" means any person who:

          a) has a physical or mental impairment which substantially limits one or more of such person's major life activities;
          b) has a record of such impairment; or
          c) is regarded as having such impairment.

"Qualified Individual With A Disability" means an individual with a disability who satisfies requisite skill, experience, education and other job-related requirements of a particular job and is capable of performing its essential functions with or without reasonable accommodation to his/her disability.

"Special Disabled Veteran" means (1) a person who is entitled to disability compensation under laws administered by the U.S. Veterans Administration for a disability (a) rated at 30 percent or more, or (b) rated at 10 or 20 percent in the case of a veteran who has been determined to have a serious employment disability; or (2) a person who was discharged or released from active duty because of a disability incurred or aggravated in the line of duty.

"Qualified Special Disabled Veteran" means a Special Disabled Veteran (as defined above) who is capable of performing a particular job with reasonable accommodations to his/her disability.

"Vietnam-era Veteran" means a person who served more than 180 days of active military, naval or air service, any part of which occurred (1) in the Republic of Vietnam between February 28, 1961 and May 7, 1975, or (2) during the period between August 5, 1964 and May 7, 1975 otherwise, and who was (1) discharged or released with other than a dishonorable discharge or (2) was discharged or released from active duty because of a service-connected disability.

"Other Protected Veteran" means a person who served on active duty at any point between December 7, 1941 and April 28, 1952; or participated in a campaign or expedition for which a campaign badge or expeditionary medal was authorized, and was awarded such a badge or medal.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                             SCHEDULE 6.2(b)(ii)(A)
                          CERTAIN TRANSFERRED EMPLOYEES

[**]


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                             SCHEDULE 6.2(b)(ii)(B)
                          CERTAIN TRANSFERRED EMPLOYEES

[**]


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                              SCHEDULE 6.3(a)(iii)
                                   EXCEPTIONS

1. Trips and special business cards awarded to the Transferred Employees identified by Wyeth as being recipients of the Golden Circle and Leadership Awards for 2004.

2. Plaques awarded to the Transferred Employees identified by Wyeth as being recipients of the Golden Circle, Leadership and Achievement Awards for 2004.

Each of the above recognition award items shall be comparable to those customarily given by Genzyme for similar sales achievement awards.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                  SCHEDULE 7.3
                              WYETH'S DELIVERABLES

1. Wyeth's delivery to Genzyme of the following Acquired Assets in accordance with the delivery dates set forth in Section 3.3(a):

        A. The delivery of an executed assignment document for the Wyeth Trademarks under Section 3.1(b);

        B. Substantially complete delivery of the Customer Information under Section 3.1(c), further subject to the extent Wyeth can obtain necessary consents of IMS and SDI prior to the delivery date;

        C.      Substantially complete delivery of the Clinical Data under
                Section 3.1(e); and

        D. Substantially complete delivery of the Marketing and Sales Assets under Section 3.1(f), further subject to the extent Wyeth can obtain necessary consents of IMS and SDI prior to the delivery date.

2. Wyeth's satisfaction of its obligations under Sections 11.1(b) and 3.1(g) to use reasonable efforts to obtain any necessary consents to assign the Assigned Contracts to Genzyme.

3. The transfer of outstanding sales orders to Genzyme and the notice to customers pursuant to Attachment 1, Part II(a) and (b) of Schedule 8.1.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                  SCHEDULE 8.1
                            TRANSITION SERVICES PLAN

                                  ATTACHMENT 1
                 INVENTORY REPURCHASE; OUTSTANDING SALES ORDERS

Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the North American Termination and Transition Agreement (the "TERMINATION AND TRANSITION AGREEMENT") to which this Transition Services Plan is attached.

I.      INVENTORY REPURCHASE

        Inventory

        Genzyme's repurchase of Wyeth's existing inventory of Synvisc Products shall be governed by Section 5.6 of the Termination and Transition Agreement.

        Thirty (30) days prior to the Closing Date Wyeth shall provide an estimate of the inventory of Wyeth-labeled Synvisc Products as of the Closing Date in a format substantially as set forth below.

                                                 PROJECTED
                                                 INVENTORY
--------------------------------------------------------------------------------
                                                              INVENTORY TRANSFER
             DESCRIPTION            NDC                        PRICE TO GENZYME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          by expiration date
--------------------------------------------------------------------------------
                       Total
--------------------------------------------------------------------------------

        Inventory Audit

        Genzyme shall be entitled to conduct a physical inventory of the Inventory in the possession of Wyeth on the Closing Date.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

II.     OUTSTANDING SALES ORDERS TO WYETH

        (a) Not later than the close of business on the next day after the Closing Date, Wyeth shall deliver to Genzyme by facsimile, with originals to follow by reputable overnight courier, copies of (i) all outstanding sales orders, as of the Closing Date and (ii) a statement of the amount of any such sales orders filled by Wyeth and the quantity of such sales orders which have not been filled, as of the Closing Date. From and after the Closing Date, all unfilled sales orders shall be filled and invoiced to the customers by Genzyme.

        (b) Not later than the close of business on the next day after the Closing Date Wyeth shall notify by facsimile all customers with outstanding or partially filled orders, that Genzyme will fill the remainder of the orders and invoice them in response to such sales orders.

        (c) In the event payment on sales for orders filled by Genzyme are received by Wyeth, Wyeth shall promptly reimburse Genzyme and provide Genzyme with the customer supporting documentation with the remittance.

        (d) Following the Closing Date, Wyeth agrees to submit at the end of each business day to Genzyme, by facsimile, any unsolicited, written sales orders it receives for the Synvisc Products. After the Closing Date, any calls received by Wyeth from customers who are calling to order Synvisc Product shall be handled in accordance with Attachment 5 to this SCHEDULE 8.1.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                  ATTACHMENT 2
                       PRODUCT QUALITY RELATED COMPLAINTS

It is understood that the following guidelines will be observed when receiving, processing, or responding to product quality related complaints (i.e., cGMP recordable complaints).

1. Prior to the Closing Date, Wyeth will receive, process and explain the product quality complaint process to Synvisc Product customers. Genzyme will continue to respond to all complaints for Synvisc Products. After the Closing Date, Genzyme will be solely responsible for receiving, processing and responding to all complaints for Synvisc Products.

2. Prior to the Closing Date, Genzyme shall forward to Wyeth any product quality related complaints for Synvisc Products received by Genzyme from any person or entity other than Wyeth within three (3) business days of receipt.

3. After the Closing Date, Genzyme shall be solely responsible for maintaining a database to trend and track Synvisc Product quality related complaints. To aid Genzyme, Wyeth will provide Genzyme with a summary of historical Synvisc Product quality complaints received by Wyeth prior to the Closing Date. This information will be provided within ten (10) business days after the end of the month in which the Closing Date occurred.

4. After the Closing Date, Wyeth shall forward by facsimile any written product quality related complaints for Synvisc Products received by Wyeth to Genzyme within three (3) business days of receipt. After the Closing Date, any phone calls received by Wyeth from customers with Synvisc Product quality related complaints shall be transferred to a phone number specified by Genzyme within thirty (30) days prior to the Closing Date.

5. Wyeth believes that the telephone number, 1-800-99WYETH, is the only telephone number, email account or web site through which Synvisc
Product-related product complaints will be reported domestically.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                  ATTACHMENT 3
                              GOVERNMENT CONTRACTS

1. Within one (1) business day after the Closing Date, Wyeth shall remove Synvisc Product from the Government Contracts.

2. After the Closing Date, inquiries pertaining to the Government Contracts (to the extent such inquiries relate to sales of the Synvisc Products) will be referred to:

                Genzyme Corporation
                55 Cambridge Parkway
                Cambridge, MA 02142
                Attn:  James A. Coccia
                Facsimile: (617) 591-5894

3. Within ten (10) business days after the Closing Date, Genzyme shall reinstate Synvisc Product as part of their own government contracts.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                  ATTACHMENT 4
                            OTHER TRANSITION SERVICES

800 PHONE LINES.

        1. Dedicated Synvisc Product automated direct consumer telephone line. Wyeth shall use reasonable efforts to assist Genzyme in the transfer of such telephone number to Genzyme. In the event the telephone number cannot be transferred to Genzyme, Wyeth shall maintain such telephone number until December 31, 2005 and callers to such telephone number after the Closing Date will be referred to a telephone number provided by Genzyme to Wyeth within thirty (30) days prior to the Closing Date.

        2. Synvisc Product Reimbursement hotline. Wyeth shall use reasonable efforts to assist Genzyme in the transfer of such telephone number to Genzyme. In the event the telephone number cannot be transferred to Genzyme, Wyeth shall maintain such telephone number until December 31, 2005 and any callers to such telephone number after the Closing Date will be "warm" transferred to a phone number specified by Genzyme within thirty (30) days prior to the Closing Date.

        3. Synvisc Product Sales orders. After the Closing Date, any phone calls received by Wyeth from customers who are calling to order Synvisc Product shall be transferred to a phone number specified by Genzyme within thirty (30) days prior to the Closing Date.


DOMAIN NAMES.

Wyeth shall use commercially reasonable efforts to transfer to Genzyme the Domain Names listed on Schedule 3.1(e).


CUSTOMER INFORMATION.

Wyeth shall provide the customer information set forth in Schedule 3.1(d) for all customers.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                 SCHEDULE 9.4(b)
                          PRODUCT LIABILITY PROCEEDINGS

Maurice and Sharon Gerack v. Genzyme and Wyeth Pharmaceuticals USDC, Southern District of Florida, CA: 03-81115
Filed 27-Oct-2003, Settled on 27-Oct-2004


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                SCHEDULE 11.1(a)
                             PRE-CLOSING INFORMATION

The following information and materials shall be provided to Genzyme on or before December 1, 2004, unless specifically stated in the narrative of the line item.

I.      CLINICAL INFORMATION.

        1.      Copies of all present consulting agreements listed on
SCHEDULE 3.1(g), and the General Consulting Agreements with Dr. David Waddell and Dr. Nicholas DiNubile. Copies of the Investigator Originated Proposal Research Agreements with Dr. Melvin P. Rosenwasser, Dr. Lisa Mandl, Dr. Carlos Guanche, Dr. Kevin Paul Shea, Dr. Victoria Brander and Sue Ann Sisto, Ph.D.

        2. A copy of the terminated contract with Stanford University relating to the Burden of Illness Study and the Move Study.

        3. A copy of the present agreement with Precise Publications, LLC and the purchase order with Innovus Research related to Synvisc Product.

        4.      A copy of Wyeth's 2005 Strategic Plan for Publications.

II.     PHARMACOVIGILANCE INFORMATION.

        1. The identity of the company who provides literature for monitoring Synvisc Product.

        2. A download of citations for articles identified through the safety-related literature search via End Note output.

        3.      A copy of Wyeth SOP 2411.

III.    MEDICAL INFORMATION.

        1. A download of existing Synvisc Product medical inquiries and responses from the Wyeth medical information database in a format agreed upon by the Parties covering the last 2 calendar years prior to the Signing Date, to be provided on or before December 30, 2004.

        2. A download of the Synvisc Product medical inquiries and responses from the Wyeth medical information database in a format agreed upon by the Parties for the period commencing with the download under subsection 1 above to the Closing Date, to be provided within ten (10) days after the Closing Date.

        3. A copy of all response letters and response scripts revised or finalized during the sixty (60) day period prior to December 1, 2004 with full text copies of all non-published


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

referenced materials related to Synvisc Product that did not originate from Genzyme. A copy of all draft response letters and draft response scripts in progress as of December 1, 2004.

        4. The average monthly number of domestic Synvisc Product-related medical inquiries that require response by Wyeth for calendar years 2003 and 2004.

        5. Current copies, as of December 1, 2004, of all Synvisc Product response letters with full text copies of all available relevant non-published referenced materials related to Synvisc Product that did not originate from Genzyme to the extent not provided under #3 above.

        6. Current copies, as of December 1, 2004, of all Synvisc Product response scripts with full text copies of all available relevant non-published referenced materials related to Synvisc Product that did not originate from Genzyme to the extent not provided under #3 above.

        7. Wyeth's existing bibliography of Synvisc Product-related literature in Endnote format.

        8. The identity of any commercial databases searched for medical information monitoring for Synvisc Product.

        9. One paper copy, if existing, of the full text of articles identified through the medical information related search for Synvisc Product or contained in the existing Wyeth Synvisc Product database in Endnote format.

IV.     TRANSFERRED EMPLOYEE INFORMATION.

        1. To the extent that disclosure is not prohibited by any federal or state law, the following information with respect to each Transferred Employee shall be provided to Genzyme on the Signing Date:

                (a) Overview of all benefits for which the DMs/MSMs are currently eligible for/receive from Wyeth and summary plan descriptions.

                (b) List of stock options by employee (DM/MSM) including vesting schedule.

                (c) List of employees (DM/MSM) to include: home address, contact phone number(s) (home office and mobile), and current base salary for offer letters.

                (d) List identifying any DM/MSM on a Wyeth sponsored employment visa and/or green card to understand immigration needs.

        2. The following list of information shall be provided to Genzyme for each Transferred Employee by no later than December 15, 2004:

                (a)  Social security number

                (b)  Birth date


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                (c)  Gender

                (d) Annual Salary - projected 1/1/05 salary including 2005 merit increase

                (e)  original hire date

        3. The following list of information or materials shall be provided to Genzyme by no later than the Closing Date:

                (a) Employment history with Wyeth for each DM/MSM from the beginning of 2002, including all job titles and compensation (base salary and incentive)

                (b) List of any DM/MSM on current leave of absence (medical, personal, military), including type of leave and anticipated return to work date, so Genzyme will know if there will be any open territories/positions.

                (c) Performance ratings for each DM/MSM during the period in which they supported Synvisc Product at Wyeth for '02, '03 and '04, as applicable.

                (d) To the extent available and from the beginning of 2002, employee training history data for each Transferred Employee.

V.      MARKETING AND SALES INFORMATION.

The following information (Marketing, Reimbursement Information, Corporate Communication Information, Sales Operations Information, and Regulatory) with respect to Synvisc Product. To the extent that Wyeth is prohibited from providing any of the information listed below due to its contractual obligations with IMS or SDI, Wyeth shall only be obligated to provide such information to Genzyme if IMS or SDI, as applicable, consents to such provision by Wyeth. Wyeth shall use reasonable efforts to obtain such consent during the Pre-Closing Period. Wyeth shall have no obligation to make any payments in connection with obtaining such consents unless Genzyme agrees to reimburse Wyeth for such payments.

        MARKETING.

                1. Marketing (brand) plan, excluding Wyeth P&L, for '05(P), '04 and '03.

                2. "Tactics" and "Strategic Options" presentations/plans, excluding Wyeth P&L, for '04, and '03.

                3.   Detailed marketing budgets for '05(B), '04, and '03.

                4. Inventory report of currently available ad/prom materials with monthly usage rates for 2004.

                5.   Existing DTC "recontact" analysis and DTC ROI.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                6. Listing of market research plan ('04, '05) calendar with listing of any 3rd party vendors for '04 and '05.

                7.   Existing "Monthly Metrics" Reports derived from IMS data.

                8. Database of physicians in the Physician Provider Network in searchable format mutually agreed upon the Parties to the extent such database is not included in item 10 of SCHEDULE 3.1(f).

                9.   Contact list of Frontier Council advisors/consultants.

                10. Agendas/minutes from '04 consultant/advisory meetings (including without limitation Frontier Council).

                11. Listing of grant support to any societies, associations and institutions with level of support for '03 and '04 and current commitments for '05.

                12. Listing of tradeshows/meetings ('03, '04, '05 planned) attended with size of booth and current commitments for '05.

                13. Copies of the following agency/vendor/consultant agreements/purchase orders with respect to the Synvisc Product:

                       Clinical Connections
                       i-Frontier
                       Covance (cost model)
                       VSB speakers, consultants and advisors (Frontier Council)

                14.  Listing of VSB programs supported/conducted in '04.

                15. Listing of VSB programs planned and/or committed to for '05.

                16.  Contact list for VSB speakers.

                17.  Current compensation rates for VSB speakers.

        REIMBURSEMENT INFORMATION.

                1. The filings related to Medicare, Medicaid, DOD, VA, and other government payers set forth below:

                     (a) Copies of all filings made in the 12 months prior to the Signing Date as part of the quarterly Average Selling Price (ASP) submission to CMS for Synvisc Product, which should include Q1, Q2, and Q3 2004. Copies of January 2005 submission of Q4 2004 ASP info and April 2005 submission of Q1 2005 info to be provided to Genzyme within thirty
        (30) days after the end of the relevant quarter. Wyeth shall


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

        provide a written explanation of ASP calculation used by Wyeth on or before the Closing Date.

                     (b) Copies of all filings for Synvisc Product in the 12 months prior to the Signing Date made as part of quarterly and annual Medicaid, VA, or other government payor requirements, if applicable. Copies of January 2005 submission of Q4 2004 filings and April 2005 submission of Q1 2005 info to be provided to Genzyme within thirty (30) days after the end of the relevant quarter.

                2. Existing copies of all written communication with CMS and other government payors in the 12 months prior to the Signing Date related to Synvisc Product, including letters, comments and documented meetings.

                3. Great Valley Call customer report data for '04, stating the number of: inbound calls, faxed requests and calls transferred to Covance.

                4.   Current Covance Cost Model Data.

                5.   Copy of Medicaid Rebate Agreements for Synvisc Product.

                6. The following information related to patient assistance program:

                     (a)   Request form, and

                     (b)   Number of kits sent.

                7. List of existing managed market accounts related to Synvisc Product and the contact name and address.

        CORPORATE COMMUNICATION INFORMATION.

                1. Current media list of orthopedic trade publications and contacts used to promote Synvisc Product.

                2. Media list of key reporters who have followed Synvisc Product and the osteoarthritis market.

                3. Any investor materials, including fact sheets, Q&A sheets, and conference call transcripts that mention Synvisc Product and the osteoarthritis market.

                4. Hardcopy binder and CD of press releases related to Synvisc Product during the five years prior to the Closing Date (including those written by Porter Novelli).

        SALES OPERATIONS INFORMATION.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                1. Copies of the following reports currently generated by Wyeth dating back to October 2002.

                     (a) Synvisc Product Daily Sales Status Report - This report consists of the following information: daily sales orders, open sales orders, daily shipments in units and dollars, class of trade information, zone and district summaries, sales by state information. The historical information (2002 to the present) needed is a monthly summary of the information contained in this report including sales orders, shipments in units and dollars, class of trade information, zone and district summaries and sales by state information.

                     (b) Synvisc Product Key Metrics - This monthly report includes account, district and by-director level summaries. It provides market share information down to the account level. Copies from the inception of this report to the present.

                     (c) Synvisc Product Performance Reports - These monthly reports include direct and indirect sales by account and by zip code.

                     (d) Monthly Business Early View - This report contains a market TCR (Therapy Class Report) market share snapshot by territory and for total US.

                     (e) Synvisc Product Monthly Metric Report - This report shows US market share information including comparisons to competitive products, Synvisc Product sales compared to budget, DDD performance, internal details and promotion expenditures compared to competitors.

                     (f) Sales Rep. Performance Comparison Report - This report shows kit sales and growth % for each sales rep as compared to the US total/average and shows a comparative ranking.

                2. Copies of the following reports currently generated by Wyeth dating back to October 2002:

                     (a) Synvisc Product Weekly Report - This report includes all direct sales by account.

                     (b) 50% Drop-Off Accounts Report - This report lists accounts at which sales have dropped by 50% or more in the most recent rolling 6 month-period compared to the prior rolling 18 month-period.

                     (c) Outlier Physician Information - This report shows accounts to which a sales was made for the first time in the last 24 months.

                     (d) Tactical Plan Physician Movement Analysis - This report shows changes and movements of accounts within and between defined customer groupings (super core, core, prime, dabbler).


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                     (e) Tactical Plan Information - This report provides tables and graphs showing information by each defined customer grouping by month.

                     (f) Sales Call Report Summary Report - This report shows the number of professional and organizational calls by territory and includes charts breaking sales calls down into defined customer groupings at a summary, district and sales representative level.

                3. The current sales territory mapping including a summary of territories by account, zip code, sales representative and key account listing, to the extent not otherwise provided hereunder.

                4. The current travel and entertainment expense budgets by territory level.

        REGULATORY.

                1. Copies of existing records maintained by Wyeth with respect to the Communications Clearance Committee ("CCC") with respect to Synvisc Product.

VI.     FINANCE AND ACCOUNTING INFORMATION.

        1. Information regarding the inventory of Synvisc Product on hand as of the Signing Date.

        2. Bad debt information for Synvisc Product for the 3 years prior to the Closing Date.

        3. Copies of Sales Tax Exemption Certificates supplied by customers in Hawaii, Idaho, Illinois, South Carolina, and Utah.


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.

                                SCHEDULE 11.1(c)

                        FORM OF MONTHLY INVENTORY REPORT

        DESCRIPTION                           NDC              INVENTORY
--------------------------------------------------------------------------------


                by expiration date

                             Total


[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the commission.